UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PACIRA
BIOSCIENCES, INC.

NON-OPIOID
EXPAREL
iovera
Zilretta

PCRX

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR MISSION	To provide an opioid alternative to as many patients as possible using enhanced recovery after surgery multimodal protocols and opioids for rescue only
OUR VISION	To be the global leader in delivering innovative non-opioid pain management and regenerative health solutions
OUR VALUES
Patients: Their safety and welfare are our top priority at all times
People: Our greatest asset
Passion: We are passionate about what we do
Think: Our thoughts are shared generously
Trust: Building trust is essential
Teamwork: The cornerstone of our business success

Advancing Patient Care
Pacira BioSciences, Inc. (Nasdaq: PCRX) is the industry leader in its commitment to non-opioid pain management and regenerative health solutions to improve patients’ journeys along the neural pain pathway.
The company’s long-acting local analgesic, EXPAREL® (bupivacaine liposome injectable suspension) was commercially launched in the United States in April 2012. EXPAREL utilizes the company’s proprietary multivesicular liposome (pMVL) drug delivery technology that encapsulates drugs without altering their molecular structure and releases them over a desired period of time.
In April 2019, Pacira acquired the ioveraº® system, a handheld cryoanalgesia device used to deliver precise, controlled doses of cold temperature only to targeted nerves, and in November 2021, Pacira acquired ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.

2022 was a solid year for Pacira as we posted record revenue and significant positive operating cash flow, recently surpassed our twelve millionth patient treated with EXPAREL, and advanced our product portfolio into new and exciting indications. We entered 2023 in a strong position with significant and durable cash flows that we believe will allow us to leverage our balance sheet to self-fund our growth and expansion. In the coming year, we expect to achieve a variety of value-driving milestones including growing product revenue, developing new indications for our commercial offering, advancing our clinical pipeline, improving gross margins, increasing cash flow, and recently refinanced our Term Loan B debt with a new Term Loan A credit facility which further strengthened our balance sheet.
The need for non-opioid pain management remains a global imperative and our continued progress further solidifies our leadership role in this important work.

DAVID STACK | Chairman and CEO

EXPAREL® (bupivacaine liposome injectable suspension) is an extended-release local anesthetic administered at the time of surgery to control pain and reduce or eliminate the use of opioids for acute postsurgical pain. EXPAREL turns off the body’s pain signals, numbing the area where surgery has occurred for several days following the procedure. To date, EXPAREL has been used in over 12 million patients.
EXPAREL is the only non-opioid, single-dose, long-acting local analgesic approved for infiltration, field block, and interscalene brachial plexus nerve block.

ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) is the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.
ZILRETTA employs a proprietary microsphere technology combining triamcinolone acetonide—a commonly administered, immediate-release corticosteroid—with a poly lactic-co-glycolic acid matrix to provide extended pain relief.
The ioveraº® system is a novel, FDA-approved non-opioid treatment that alleviates pain through a mechanism known as cryoanalgesia, which applies intensely focused cold therapy to a specific nerve to interrupt its ability to transmit a pain signal. Results can be felt immediately after ioveraº treatment with pain relief that can last three months, and in some cases longer, as the nerve regenerates over time.

Pacira BioSciences, Inc. 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609 www.pacira.com
Message from Our Chairman and Chief Executive Officer
DAVID STACK
Chairman and CEO
Advancing non-opioid pain management solutions remains a global mandate as opioid use and abuse continues unabated.
We have an exciting 2023 ahead and expect to achieve a series of milestones that should further support revenue growth, expand our pipeline, and solidify our leadership position in non-opioid pain management solutions. With three safe and unique opioid-sparing commercial assets and multiple near- and long-term opportunities across our portfolio, we believe Pacira is well-positioned for continued growth and value generation in 2023 and beyond.
To Our Stockholders,
We entered 2023 even more excited for the opportunities for Pacira as we continue to outperform the elective surgery market and operate from a position of financial strength. Pacira posted record revenues of  $667 million in 2022—a 23% increase over 2021. Our growing top line, combined with ongoing operating discipline, resulted in our third consecutive year of net income. This strong financial performance allows us to fund internal and external growth initiatives while also optimizing our balance sheet with a refinancing of our Term Loan B debt with a new Term Loan A credit facility. We delivered our ninth consecutive year of positive operating cash flow—an impressive record that we are proud of.
2022 PERFORMANCE
In 2022, we achieved strong financial results that included:

$666.8m

Record Revenues

↑ 23% year-over-year increase

$15.9m

Net Income

3rd consecutive year with net income

$0.34/ share

Diluted EPS

3rd consecutive year with positive diluted EPS

$145.3m

Cash Provided by Operations

↑ $19.6m year-over-year increase

MESSAGE FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Our most notable 2022 accomplishments included:
•
Record Total Revenues

In 2022, we reported record total revenues, driven by EXPAREL net product sales of  $536.9 million, ZILRETTA net product sales of  $105.5 million and ioveraº net product sales of  $15.3 million.
•
Further Fortifying our EXPAREL Intellectual Property Estate

In 2022, the United States Patent and Trademark Office (“USPTO”) issued four new patents for EXPAREL that are listed in the FDA Approved Drug Products with Therapeutic Equivalence Evaluations (the “Orange Book”). With these new patents, there are currently eight EXPAREL patents listed in the Orange Book, each with an expiration date of January 22, 2041. We also received a Notice of Allowance from the USPTO for a U.S. Patent Application that is a product by process patent for EXPAREL. After issuance, we intend to submit this patent for listing in the Orange Book.
•
EXPAREL Label Expansion

In January 2023, we submitted our supplemental New Drug Application (“sNDA”) to the FDA and have received official acceptance with an anticipated action date under the Prescription Drug User Fee Act (“PDUFA”) of November 13, 2023. The basis of this submission are two successful Phase 3 studies—the first study was a single-dose femoral nerve block in the adductor canal for total knee arthroplasty and the second was a single-dose sciatic nerve block in the popliteal fossa for bunionectomy. Both studies achieved the primary and key secondary endpoints of statistically significant reductions in postsurgical pain and opioid consumption through 96 hours when compared to the active comparator bupivacaine. We believe these data provide strong evidence for label expansion to include these two new indications and should support a superiority claim for EXPAREL over bupivacaine in the new label. Adding these two additional nerve block indications will significantly extend our reach into surgeries of the knee, medial lower leg, foot, and ankle, representing more than 3 million annual procedures.
•
Expanding Patient Access to Opioid Alternatives

In October 2022, we enrolled EXPAREL in the 340B drug pricing program. Participation in 340B provides the opportunity to expand access to uninsured or low-income patients—these two populations are particularly vulnerable to the surgical gateway of opioid addiction and can benefit greatly from EXPAREL-based opioid-sparing regimens. We are also supporting legislation, such as the NO PAIN Act, which was signed into law in December 2022. This important legislation will mandate Centers for Medicaid and Medicare Services (“CMS”) reimbursement for non-opioid postsurgical pain treatments in outpatient settings beginning in 2025. NO PAIN will provide a reimbursement pathway for nearly 20 million EXPAREL-relevant market procedures with commercial and self-insured payers expected to follow CMS. We are actively monitoring efforts to accelerate

MESSAGE FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

implementation prior to 2025, either through a technical amendment or regulation. We believe policymakers in Washington will appreciate the urgency for improving access to non-opioid options given that, according to the U.S. Centers for Disease Control and Prevention (“CDC”), more than 107,000 Americans died of a drug overdose in the 12-month period ended March 2022, with more than two-thirds of those deaths involving opioids.
•
EXPAREL Pediatric Expansion in Europe

In November 2022, both the European Medicines Agency’s (“EMA”) Committee for Medicinal Products for Human Use and the Medicines and Healthcare Products Regulatory Agency approved marketing authorization for an expanded indication of EXPAREL to include use in children aged six years and older as a field block for treatment of somatic post-operative pain from small- to medium-sized surgical wounds. The positive opinion was based on the results of the Phase 3 PLAY study of EXPAREL infiltration in pediatric patients undergoing spinal or cardiac surgeries. Overall findings were consistent with the pharmacokinetic and safety profiles for adult patients with no safety concerns identified at a dose of 4 mg/kg. The EMA’s approval is applicable to all 27 European Union member states plus Iceland, Norway, and Liechtenstein. EXPAREL was initially approved by the European Commission and in the U.K. in November 2020 as a brachial plexus block or femoral nerve block for treatment of post-operative pain in adults, and as a field block for treatment of somatic post-operative pain from small- to medium-sized surgical wounds in adults.
We are proud of the work we do and the progress that we have made. On behalf of the Pacira board of directors and our dedicated team of professionals, we thank you for your support of our mission and for your continued support of Pacira, our strategy, and the important work we are advancing.
Sincerely,
DAVID STACK
Chairman of the Board and Chief Executive Officer

Notice of 2023 Annual Meeting of Stockholders of Pacira BioSciences, Inc.
When
Tuesday, June 13, 2023 2:00 p.m. Eastern Time
Where
Pacira Headquarters 5401 West Kennedy Boulevard Suite 890 Tampa, FL 33609
Record Date
Only stockholders of record at the close of business on April 14, 2023 are entitled to notice of, and to vote at, the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournment thereof.
	Items of Business	Board Recommendation	Page Reference
1	Election of three Class III directors to our board of directors to serve until the 2026 Annual Meeting of Stockholders	FOR each nominee	15
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	35
3	Approval, on an advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)	FOR	44
4	Approval of our Amended and Restated 2011 Stock Incentive Plan	FOR	45
5	Transact any other business properly brought before the Annual Meeting

How to Vote
YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods.	Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form with your 16-digit control number and follow the instructions.
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card	In person
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person. However, since you are not a stockholder of record you may not vote your shares in person at the Annual Meeting without obtaining a legal proxy from your broker, bank, trustee, or other nominee or custodian.

DEADLINE	11:59 p.m. Eastern Time on June 12, 2023, if you are a registered holder		If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee

Notice of 2023 Annual Meeting of Stockholders of Pacira BioSciences, Inc.
You can find more information, including the nominees for directors and details regarding our independent registered public accounting firm, executive compensation and the Amended and Restated 2011 Stock Incentive Plan in the attached proxy statement.
The list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual
Meeting, upon request, for the 10 days prior to the Annual Meeting at our principal executive office, 5401 West Kennedy Boulevard, Suite 890, Tampa, Florida 33609. The list will also be available during the Annual Meeting, and may be inspected by any stockholder who is present.
Please read the enclosed information carefully before submitting your proxy.

By Order of the Board of Directors, KRISTEN WILLIAMS Chief Administrative Officer and Secretary Pacira BioSciences, Inc. 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609 April 21, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2023
This proxy statement and our annual report to stockholders are available at www.proxyvote.com

The Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2022 Annual Report on Form 10-K are available on our website at investor.pacira.com. The information that appears on our website is not part of, and is not incorporated by reference into, this Proxy Statement. You can also view these materials at www.proxyvote.com by using the 16-digit control number provided on your proxy card or the Notice.

Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting, and reduces the environmental impact of mailing printed copies.

Accordingly, on or about April 21, 2023, we first mailed to each of our stockholders, other than those who previously requested electronic or paper delivery, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement and our 2022 Annual Report on Form 10-K, on the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and a proxy card or voting instruction form. If you received the Notice by mail or our proxy materials by e-mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials on our website at www.proxyvote.com.

2	2023 PROXY STATEMENT SUMMARY
2	About Pacira
2	2022 Business Highlights
3	Corporate Governance Highlights
3	Corporate Social Responsibility
5	Opioid Reduction Mission
8	Stockholder Engagement
9	Board of Directors Overview
12	Executive Compensation Highlights
15	CORPORATE GOVERNANCE AND BOARD MATTERS
15	Proposal 1—Election of Class III Directors
15	Board Composition
16	Nominees for Election
18	Directors Continuing in Office
21	Director Nomination Process
22	Majority Vote Director Resignation Policy
22	Director Independence
22	Board Committees
25	Board and Committee Meetings Attendance
25	Director Attendance at Annual Meeting of Stockholders
25	Code of Business Conduct and Ethics
25	Corporate Governance Documents
26	Board Leadership Structure and Board’s Role in Risk Oversight
29	Anti-Hedging and Anti-Pledging Policy
29	Communication with the Board
29	Related Person Transactions
31	Director Compensation
33	Director Stock Ownership Guidelines
35	AUDIT MATTERS
35	Proposal 2—Ratification of the Appointment of Independent Auditors
35	Annual Evaluation and Selection of KPMG LLP
36	Auditor Fees
36	Audit Committee Pre-Approval Policy and Procedures
37	Report of the Audit Committee
39	EXECUTIVE OFFICERS
44	EXECUTIVE COMPENSATION
44	Proposal 3—Advisory Vote to Approve Executive Compensation
45	Proposal 4—Approval of the Amended and Restated 2011 Stock Incentive Plan
45	Key Features of the A&R 2011 Plan
46	Key Changes to the A&R 2011 Plan
46	Information Regarding Additional Shares Requested
47	Adoption of the A&R 2011 Plan
48	Description of the A&R 2011 Plan
54	U.S. Federal Income Tax Consequences
57	Compensation Discussion and Analysis
73	Compensation Committee Report
74	Compensation Tables
82	Pay Versus Performance • NEW •
86	CEO Pay Ratio
88	STOCK OWNERSHIP INFORMATION
88	Principal Stockholders
89	Delinquent Section 16(a) Reports
91	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
96	ADDITIONAL INFORMATION
96	Householding
96	Stockholder Proposals
97	Other Matters
A-1	APPENDIX A—PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN

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Forward-Looking Statements

Forward-Looking Statements
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law.

Pacira BioSciences, Inc. 2023 Proxy Statement | 1

2023 Proxy Statement Summary
This proxy statement is furnished to stockholders of Pacira BioSciences, Inc. in connection with the solicitation of proxies by our board of directors (the “board”). In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of  “Pacira,” the “Company,” “our,” “we” or “us” refers to Pacira BioSciences, Inc. and its subsidiaries. Our proxy materials will first be made available to stockholders on or about April 21, 2023. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

About Pacira

RECORD DATE SHARES OUTSTANDING	45,985,015 SHARES	EXCHANGE	NASDAQ GLOBAL SELECT MARKET
STOCK SYMBOL	PCRX	TRANSFER AGENT	COMPUTERSHARE TRUST COMPANY, N.A.
OUR MISSION	OUR VALUES
Provide an opioid alternative to as many patients as possible using enhanced recovery after surgery (“ERAS”) multimodal protocols and opioids for rescue only
OUR VISION
To be the global leader in delivering innovative non-opioid pain management and regenerative health solutions
2022 Business Performance
2 | investor.pacira.com

Proxy Statement Summary
Corporate Governance Highlights
Corporate Governance Best Practices

7 of our 8 directors(1) are independent, including all members of the Audit Committee, Compensation Committee, and Nominating, Governance and Sustainability Committee

1 of our 8 directors is a woman(1)

None our 8 directors is ethnically/racially diverse(1) and 1 is LGBTQ+

Lead Director with defined responsibilities

Balance of new and experienced directors

No overboarding

Majority vote director resignation policy

Annual director self-evaluation and committee assessment to ensure Board effectiveness

All directors attended at least 75% of 2023 meetings

Regular executive sessions of independent directors

Robust risk oversight

Code of Business Conduct and Ethics

Active stockholder engagement

Commitment to Corporate Social Responsibility

(1)
Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. Dr, Greenstreet is diverse with respect to gender and ethnicity but is not included in the statistics above. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.

Corporate Social Responsibility
Talent Management
We invest in our future leaders by cultivating their growth and development.
We regularly assess and identify our emerging talent and support their development with programs, including:
•
leadership development;

•
executive coaching;

•
mentoring; and

•
360-degree feedback.

Many of our leaders participating in these programs advance to higher level positions within the organization.
We offer all of our employees critical skills trainings in live and virtual settings, along with online courses available through our learning platform. These programs include management skills training for people managers, as well as project management and communications training.
We are committed to soliciting employee feedback throughout their tenure with the organization, to shape organizational culture and to inform our people strategy. We conduct new hire surveys to solicit feedback on employees’ initial experiences with us to help ensure a successful onboarding and accelerate their assimilation into the organization and ability to contribute to our mission.
We track turnover and employee engagement among other metrics, and conduct stay and exit interviews to ensure our talent strategy serves our goal of attracting, developing, and retaining top talent to serve as our future leaders and stewards of our vision.
We offer targeted selection training for interviewers to ensure a consistent methodology applied in identifying and hiring the best candidates for open positions.

Pacira BioSciences, Inc. 2023 Proxy Statement | 3

Proxy Statement Summary
Diversity, Equity and Inclusion
We are committed to intentionally cultivating a culture of inclusion where all feel welcomed and valued for their backgrounds, perspectives and experiences.
We hold one another accountable to promote trust and transparency in support of our communities and collective purpose.
In support of this diversity, equity, and inclusion vision, we have developed a strategy and multi-year roadmap, prioritizing education and training. Our executive team and senior leaders have received training on Unconscious Bias and Inclusive Leadership. Additionally, we have established a project team and employee council to shape our strategy around four key areas:
•
leadership development;

•
diversity recruiting;

•
culture; and

•
communications.

We are committed to evaluating our people processes to ensure we are attracting, developing, promoting, and retaining diverse talent.
In 2018, we established P.O.W.E.R. (Preparing Our Women for Excellence and Results), an employee resource group open to all Pacira colleagues, focused on promoting leadership values, fostering a community of support and the advancement of women through professional development and networking opportunities.
In 2020, we established a cross-functional diversity, equity and inclusion employee council to serve as an advisory board, comprised of employees who lead, advocate for, inform and communicate our corporate diversity, equity and inclusion strategic initiatives around four key areas: leadership development, diversity recruiting, culture and communications.

EMPLOYEE WELLBEING, HEALTH, AND SAFETY
Pacira is committed to the total wellbeing of our employees and their families.
We offer a range of benefits designed to meet individual needs. This includes a variety of tools to promote total wellbeing in the areas of health, wealth, work, and life to keep our employees and their families healthy, lower their healthcare costs, and reduce stress. For example, we provide:
•
access to free biometric screenings;

•
an employee assistance program;

•
trainings on stress management;

•
access to telemedicine including mental health visits;

•
a health advocate service;

•
activity challenges;

•
flexible work arrangements;

•
remote working opportunities;

•
benefits that protect financial wellbeing;

•
paid parental leave;

•
financial education seminars; and

•
recognition based on our core values through our Celebrate program in which we recognize each other’s commitment to making a meaningful difference for our patients and communities and create a shared culture where everyone is responsible for living up to and sustaining our core values.

We have a formal Environmental Health and Safety Program. It is our policy that everyone is entitled to a safe and healthful place to work. We recognize that accident prevention, employee wellness, and efficiency of operations are directly related to quality, production, and cost.
Pacira operates its facilities in a manner that protects the health of its employees and minimizes the impact of its operations on the environment.

4 | investor.pacira.com

Proxy Statement Summary
Grants and Corporate Giving
We are committed to providing non-opioid pain management and regenerative health solutions dedicated to advancing and improving outcomes for healthcare practitioners and their patients.
To that end, Pacira provides grants for:
•
investigator initiated trials;

•
independent educational grants; and

•
grants in support of medical missions and charitable donations.

Pacira has donated over 3,800 vials of EXPAREL to locations across the world that otherwise have no alternatives other than opioids. These donations have assisted patients undergoing a range of surgical procedures including hip and knee replacement, wisdom tooth extraction and hernia repair.
In 2021 and 2022, we provided support for charitable medical missions in Honduras, Ghana, Zambia, Guatemala, Ecuador, Mexico, and India by donating EXPAREL to help support surgeries for patients in need and have also supported the Louisiana State University Opioid Minimization Initiative as well as made a commitment to donate EXPAREL to not-for-profit children’s hospitals each year over the next three years.

Innovation Hub
Our Innovation Hub features on-demand education and informational podcasts, covering a broad spectrum of topics designed to stimulate conversation and spark novel thinking in health care.
Visit: pacira.com/innovation-hub

Patient Education about Opioids

In 2016, we were proud to launch Choices Matter, our national education campaign aimed at empowering patients to proactively discuss postsurgical pain management, including non-opioid options, with their doctors.

We’re building a coalition of like-minded individuals and organizations to generate widespread public awareness of the role that postsurgical opioids play in the larger public health crisis in the U.S., while highlighting the opportunity to alleviate the risks associated with opioid dependence and/or addiction through the utilization of non-opioid pain management approaches.

Opioid Reduction Mission
Our corporate mission is to provide an opioid alternative to as many patients as possible using enhanced recovery after surgery multimodal protocols to redefine the role of opioids as rescue therapy only.
(1)
Pacira Pharmaceuticals, Inc. United States for Non-Dependence: An Analysis of the Impact of Opioid Overprescribing in America. September 2017. (Analysis in the report was based on research conducted by the QuintilesIMS Institute.)

Pacira BioSciences, Inc. 2023 Proxy Statement | 5

Proxy Statement Summary
Overreliance on opioids in the postsurgical setting has caused a rapid deluge of opioid misuse, abuse, and addiction. Opioid addiction in the U.S. has reached epidemic proportions, with the CDC reporting that that over 107,000 Americans died from a drug overdose in the 12-month period ending March 2022—a 44 percent jump from the statistics reported two years earlier. Opioids were involved in more than two-thirds of all drug overdose deaths reported, with synthetic opioids being the primary driver of the increase in fatalities. This represents a worsening of the drug overdose epidemic in the U.S. and is the largest number of drug overdoses for a 12-month period ever recorded. The recent increase in drug overdose mortality began in 2019 and continued into and through the COVID-19 National Emergency in the U.S. The increases in drug overdose deaths appear to have accelerated during the COVID-19 pandemic. Synthetic opioids are the primary driver of the increases in overdose deaths, with deaths from synthetic opioids and psychostimulants also increasing in the 12-months ending April 2022. Additionally, opioid addiction in women is growing at an alarming rate and studies have shown that women are 40% more likely than men to become newly persistent users of opioids following surgery.

We continue to advance our Choices Matter national educational campaign, aimed at empowering patients to proactively discuss acute pain management, including non-opioid options, with their doctors. We have a growing network of strategic collaborations to expand education on the importance of non-opioid options for post-surgical pain management and broaden our commercial reach. These include agreements with industry partners, as well as healthcare providers and hospital systems to support their implementation of opioid-sparing enhanced recovery protocols. We are collaborating on national and regional training initiatives with large anesthesia physician practices,

6 | investor.pacira.com

Proxy Statement Summary
such as MEDNAX, Inc. and Envision Physician Services. Our growing coalition of collaborators also includes:
•
Aetna

•
The Community Anti-Drug Coalitions of America (CADCA)

•
Cancer Treatment Centers of America

•
WellStar Health System

•
Shatterproof

•
The Partnership to End Addiction

•
IPG Integrated Surgical Solutions

•
The National Safety Council

•
The Boys and Girls Club of Connecticut

•
The Pennsylvania Alliance of Boys and Girls Clubs

•
The SAFE Project

The National Safety Council
In 2022, we launched a partnership with The National Safety Council (“NSC”), America’s leading nonprofit safety advocate, and the Connect2Prevent program. Connect2Prevent is an innovative employee-family educational program that increases awareness and prevention of opioid addiction. NSC created a comprehensive curriculum designed to educate employees on the risks associated with opioids and provide them with the tools to have meaningful discussions with adolescent family members. The curriculum includes 10 to 12 weeks of engaging lessons on opioids, addiction, stigma, risk factors for substance use, refusal skills, harm reduction, how to talk to doctors about opioid alternatives, and more. The lessons provide easy-to-understand education, action steps and evidence-based tools to connect and communicate with teens.

NFL Alumni Association
In 2022, we launched a partnership with the NFL Alumni Association (“NFLA”) to increase awareness of the availability and benefits of non-opioid options to manage acute and chronic pain, including postsurgical pain and knee osteoarthritis. The program seeks to educate retired players, NFLA chapter presidents and staff, youth sports organizations including Play 60, Pop Warner, and the Amateur Athletic Union (AAU) about the importance of non-opioid pain management options that can reduce or eliminate the need for opioids, which can be associated with unwanted and potentially severe side effects. The partnership includes educational opportunities at NFLA state and local chapter events, as well as national tournaments throughout the year including the Super Bowl, Pro Bowl, Super Bowl of Golf, the Red, White, & Blue Celebrity Golf Classic, and the NFLA Super Bowl Pro-Am.

PGA Senior Tour
In 2022, we launched an iovera° partnership with the Professional Golfers Association (“PGA”) of America Champions Tour through which we had a dedicated iovera° presence at three major tournaments—the ClubCorp Classic in April, the AmFam Championship in June, and the Charles Schwab Cup Championship in November. The tournaments featured an iovera° ‘Cool Zone’ tent that allowed spectators and guests of the PGA Champions Tour to learn more about the availability and benefits of iovera° and how to contact a local iovera° provider for more information.

LPGA
In 2023, we announced a multi-year sponsorship with the LPGA to make iovera° its official non-opioid pain management partner. The sponsorship will aim to draw attention to the role non-opioid pain management options can play in curbing the U.S. opioid epidemic. We will host initiatives at various LPGA tournaments to drive awareness and education on the availability of non-opioid interventions as well as encourage fans to wear purple each September, which is recognized as Opioid Awareness Month.

Pacira BioSciences, Inc. 2023 Proxy Statement | 7

Proxy Statement Summary
Stockholder Engagement
Throughout the year, we encourage our stockholders to communicate the matters most important to them. We also regularly provide stockholders and the general public with updates and other relevant information through our Investor Relations page on our corporate website under the “Investors”
section of our website, which is located at www.pacira.com.
See “Communication with the Board” on page 29 for more information on how to provide us with feedback.

Adoption of Performance-Driven LTIP Based on Stockholder Feedback

Based on prior feedback from key stockholders, the compensation committee adopted a the cash long-term incentive plan (the “LTIP”), focused on pre-determined, objective performance goals rather than our current, more discretionary structure. Awards are earned based on achievement of net revenues and adjusted EBITDA goals, with a relative total shareholder return modifier. The performance period for these metrics is one year, with an additional three years of time-vesting needed to earn the awards.

The compensation committee adopted the LTIP to:
•
better align Company performance with executive compensation,

•
enhance retention, and

•
motivate performance in key goals that are closely aligned with shareholder value creation.

No awards were earned for the 2022 performance period began that began on January 1, 2022. See “Compensation Tables—Cash Long-Term Incentive Plan” for more details.

8 | investor.pacira.com

Proxy Statement Summary
Board of Directors Overview
Director Nominee and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Committee Membership
					Audit	Compensation	Nominating, Governance & Sustainability	Science & Technology
Laura Brege Senior Advisor to BridgeBio Pharma, Inc.; and former Chief Executive Officer, Nodality, Inc.	65	2011		4
Christopher Christie ♦ Managing Member, Christie 55 Solutions, LLC; and former Governor of the State of New Jersey	60	2019		0
Mark I. Froimson, MD Principal, Riverside Health Advisors	62	2017		1
Paul Hastings Chief Executive Officer, Nkarta Therapeutics, Inc.	63	2011		1
Mark Kronenfeld, MD Vice Chairman of Anesthesiology, Maimonides Medical Center	68	2013		0
Gary W. Pace, PhD ♦ Co-founder and Chairman, Sova Pharmaceuticals, Inc.	75	2008		1
David Stack ♦ Chairman of the Board and Chief Executive Officer, Pacira	72	2007		0
Andreas Wicki, PhD Chief Executive Officer, HBM Healthcare Investments (Cayman) Ltd.	64	2006		1
Meetings in 2022	Board―5				6	5	2	3
Committee Chair	Committee Member	Chairman of the Board	Lead Director	Audit Committee Financial Expert

♦
Class III Director Nominees

Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.
Pacira BioSciences, Inc. 2023 Proxy Statement | 9

Proxy Statement Summary
BOARD ATTRIBUTES
Board Independence, Diversity, Tenure and Age as of April 22, 2022
Note: Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. Dr, Greenstreet is diverse with respect to gender and ethnicity but is not included in the statistics above. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.
The following table reflects the diversity attributes of our board as of April 21, 2023:
Pacira BioSciences, Inc. Board Diversity Matrix (as of April 21, 2023)
Total Directors	8
	Female	Male	Non-Binary
Part I―Gender Identity
Directors	1	7	―
Part II―Demographic Background
African American or Black	―	―	―
Alaskan Native or Native American	―	―	―
Asian	―	―	―
Hispanic or Latinx	―	―	―
Native Hawaiian or Pacific Islander	―	―	―
White	1	7	―
Two or More Races or Ethnicities	―	―	―
LGBTQ+	1
Note: Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. Dr, Greenstreet is diverse with respect to gender and ethnicity but is not included in the table above. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.
10 | investor.pacira.com

Proxy Statement Summary
The following charts reflect the tenure and age composition of our board as of April 21, 2023:
Note: Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. Dr, Greenstreet is diverse with respect to gender and ethnicity but is not included in the statistics above. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.
DIRECTOR SKILLS AND EXPERIENCE MATRIX
The matrix below displays the top five areas of the skills and experience of each of our directors and director nominees. The absence of a check mark below does not mean the director does not possess that skill or experience, instead these are the skills and experience attributes most considered by the Nominating, Governance and Sustainability Committee and the Board in making nomination decisions and as part of the board succession planning process.

Director Skills and Experience	Director
	Laura Brege	Christopher Christie	Mark Froimson	Paul Hastings	Mark Kronenfeld	Gary Pace	David Stack	Andreas Wicki
Academia
Accounting & Finance
Business Development & M&A
Government, Public Policy & Regulatory Affairs
Human Capital Management
Industry Experience
Operations, Manufacturing & Supply Chain
Other Public Boards & Governance
Research & Development
Scientific, Medical & Pharmacy
Senior Leadership
Pacira BioSciences, Inc. 2023 Proxy Statement | 11

Proxy Statement Summary
Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect an overall pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.

COMPENSATION POLICIES AND PRACTICES
Things We Do	Things We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant whose independence is reviewed annually by the Compensation Committee

Annual Say-on-Pay vote

Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason

Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company

Minimum non-employee director stock ownership guidelines • NEW IN 2022 •

Pay-for-performance philosophy

Active stockholder engagement on compensation topics

No excise tax gross-ups in the event of a change of control

No pensions or any other enhanced benefit programs beyond those typically available to all employees.

Limited perquisites

No hedging or pledging of company stock

No option repricing without shareholder approval

No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE
•
The compensation committee believes that our recent say-on-pay votes affirm our stockholders’ support of our approach to executive compensation.

•
After considering the almost 91% approval in 2022, and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation.

•
The compensation committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

Historical Say-on-Pay Support >90%

average stockholder approval over last 4 years

93.8%
89.1%
89.4%
90.6%
100%
75%
50%
25%
0%
2019
2020
2021
2022

12 | investor.pacira.com

Proxy Statement Summary
Cash LTIP Based on Stockholder Feedback

In December 2020, based on prior feedback from key stockholders, the compensation committee adopted the Company’s cash long-term incentive plan (LTIP), focused on pre-determined, objective performance goals rather than our previous, more discretionary structure. Awards are earned based on achievement of net revenues and adjusted earnings before interest, taxes, depreciation, and amortization (“adjusted EBITDA”) goals, with a relative total shareholder return modifier. The performance period for these metrics is one year, with an additional three years of time-vesting needed to earn the awards.

The compensation committee adopted the LTIP to:
•
better align Company performance with executive compensation,

•
enhance retention, and

•
motivate performance in key goals that are closely aligned with shareholder value creation.

2022 COMPENSATION HIGHLIGHTS
•
Target total cash compensation of our executive officers targets the midpoint of the 50th and 75th percentile of our peer group. Total long-term incentive compensation of our executive officers targets between the 50th and 75th percentile of our peer group, achieved with a mix of the Cash LTIP and longer-term equity awards. The actual positioning of compensation relative to the targeted benchmarks is influenced by performance, tenure, organizational criticality and internal equity.

•
Target awards for our LTIP were equal to our executive officers’ annual incentive bonus targets as of the beginning of the performance year. No awards were earned under the LTIP for the 2022 performance year.

•
Equity was awarded as approximately 75% stock options and 25% restricted stock units (“RSUs”) to our chief executive officer and approximately 50% stock options and 50% RSUs to our other executive officers to further align executives with the interests of stockholders.

Equity Mix

Total Target Compensation Mix
These charts represent the target values granted to our CEO and the average of our other named executive officers in 2022. Actual amounts earned can be found in “Compensation Discussion and Anaylsis” beginning on page 57.
Pacira BioSciences, Inc. 2023 Proxy Statement | 13

14 | investor.pacira.com

Corporate Governance and Board Matters
PROPOSAL	Election of Class III Directors
Board Composition
Our board currently consists of eight members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
In accordance with the terms of our amended and restated certificate of incorporation (as amended to date, our “Certificate of Incorporation”) and our second amended and restated bylaws (our “Bylaws”), our board is divided into three classes: Class I, Class II, and Class III, with each class serving staggered three-year terms. Each class is required to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Effective March 31, 2023, Dr. Yvonne Greenstreet, a Class II director, retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.
The current authorized number of directors is ten. However, assuming the election of the Class III director nominees at the Annual Meeting, there will only be eight continuing directors following the Annual Meeting, leaving two vacancies. The authorized number of directors may be changed by resolution of the board. Vacancies on the board can be filled by resolution of the board.

The current members of the classes are divided as follows:
CLASS I	CLASS II	CLASS III
Terms Expiring at the Annual Meeting in 2024	Terms Expiring at the Annual Meeting in 2025	Terms Expiring at the Annual Meeting in 2023
• Laura Brege • Mark Froimson • Mark Kronenfeld	• Paul Hastings • Andreas Wicki	• Christopher Christie • Gary Pace • David Stack
Our Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75%
of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board, including a vacancy resulting from an enlargement of our board, may be filled only by vote of a majority of our directors then in office.

The Board of Directors recommends voting FOR the election of each Class III director nominee.
Proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors of Pacira if elected. However, if any of the nominees are unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board.

Pacira BioSciences, Inc. 2023 Proxy Statement | 15

Corporate Governance and Board Matters
Nominees for Election
CLASS III DIRECTORS, WITH TERMS EXPIRING AT THE
2026 ANNUAL MEETING OF STOCKHOLDERS
Biographical information for our directors who were nominated by our nominating, governance and sustainability committee for re-election at the Annual Meeting is set forth below.
CHRISTOPHER CHRISTIE
AGE 60 INDEPENDENT DIRECTOR since September 2022 DIRECTOR since September 2019

KEY EXPERIENCE AND QUALIFICATIONS
We believe Governor Christie’s qualifications to sit on our board include his significant experience as Governor of the State of New Jersey and his extensive expertise with government and regulatory affairs, leadership and public policy regarding anti-opioid matters.
CAREER HIGHLIGHTS
—
Christie 55 Solutions, LLC, a consulting firm that assists corporate, government, and association clients with their business strategies and complex public policy and regulatory challenges at the state, federal, and international levels

•
Managing Member (March 2018 to present)

—
State of New Jersey

•
Governor (January 2010 to January 2018)

OTHER CURRENT DIRECTORSHIPS
•
New York Mets (March 2021 to present)

EDUCATION
•
Honorary Doctoral degrees, Rutgers University, University of Delaware, Seton Hall University, Monmouth University and Centenary College

•
JD, Seton Hall University School of Law

•
BA in Political Science, University of Delaware

GARY W. PACE, PhD
AGE 75 INDEPENDENT DIRECTOR since June 2008 COMMITTEES • Nominating, Governance and Sustainability • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Pace’s qualifications to sit on our board include his years of experience providing strategic advisory services to complex organizations, including as a public company director.
CAREER HIGHLIGHTS
—
A seasoned biopharmaceutical executive with over 40 years of experience in the industry

—
Co-founded several early-stage life science companies, where he built products from the laboratory to commercialization

—
Contributed to the development of the biotechnology industry through honorary university appointments and industry and government committees

—
Chairman of Pacific Channel, a New Zealand based investment bank and venture fund that invests in ground-breaking science and advanced engineering ‘deep tech’ companies

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Cardiff Oncology, Inc. (Nasdaq: CRDF, formerly known as Trovagene, Inc., Nasdaq: TROV) (2020 to present)

OTHER CURRENT DIRECTORSHIPS
•
Serves on the boards of several privately held companies

PRIOR DIRECTORSHIPS
•
Antisense Therapeutics (ASX: ANP) (2015 to 2022)

•
Simavita Ltd. (ASX: SVA) (2016 to 2021)

•
Invitrocue (ASX: IVQ) (2018 to 2019)

•
ResMed Inc. (NYSE: RMD) (1994 to 2018)

•
Transition Therapeutics Inc. (CDNX: TTH) (2002 to 2016)

•
QRxPharma Ltd. (ASX: QRX) (2001 to 2013)

RECOGNITION
•
Awarded a Centenary Medal by the Australian Government “for service to Australian society in research and development” (2003)

•
Recognized as the 2011 Director of the Year (corporate governance) by the San Diego Directors Forum

•
Elected Fellow of the Australian Academy of Technological Sciences and Engineering

EDUCATION
•
PhD, Fulbright Fellow and General Foods Scholar, Massachusetts Institute of Technology

•
BSc (Hons I), the University of New South Wales

16 | investor.pacira.com

Corporate Governance and Board Matters
DAVID STACK
AGE 72 DIRECTOR since November 2007 CHAIRMAN OF THE BOARD since June 2013 COMMITTEES • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Stack’s qualifications to sit on our board include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and financial advisory services to pharmaceutical and biotechnology organizations, including evaluating business strategy and commercial planning.
CAREER HIGHLIGHTS
—
Pacira Biosciences, Inc.

•
Chief Executive Officer (November 2007 to present)

•
President (November 2007 to October 2015)

—
Stack Pharmaceuticals, Inc., a commercialization, marketing and strategy firm

•
Managing Partner (1998 to 2007)

—
MPM Capital, a venture capital firm

•
Managing Director (2005 to 2017)

—
The Medicines Company (Nasdaq: MDCO)

•
President and CEO (2001 to 2004)

—
Innovex, Inc.

•
President and General Manager (1995 to 1999)

—
Immunomedics

•
Vice President, Business Development/Marketing (1993 to 1995)

—
Roche Laboratories

•
served in various leadership positions, including Therapeutic World Leader in Infectious Disease, Oncology and Virology (1981 to 1993)

PRIOR DIRECTORSHIPS
•
Amarin Corporation plc (Nasdaq: AMRN) (2012 to 2022)

•
Chiasma, Inc. (Nasdaq: CHMA) (2014 to 2021)

•
Molecular Insight Pharmaceuticals, Inc. (Nasdaq: MIPI) (2006 to 2010)

•
BioClinica, Inc. (Nasdaq: BIOC) (1999 to 2010)

•
Prognos AI

•
Coda Biotherapeutics, Inc.

EDUCATION
•
BS in Biology, Siena College

•
BS in Pharmacy, Albany College of Pharmacy

Pacira BioSciences, Inc. 2023 Proxy Statement | 17

Corporate Governance and Board Matters
Directors Continuing in Office
Biographical information for our directors continuing in office is set forth below.
CLASS I DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
LAURA BREGE
AGE 65 INDEPENDENT DIRECTOR since June 2011 COMMITTEES • Audit • Nominating, Governance and Sustainability

KEY EXPERIENCE AND QUALIFICATIONS
We believe Ms. Brege’s qualifications to sit on our board include her financial expertise and her extensive experience in the pharmaceutical and biotechnology industries, including as a public company director.
CAREER HIGHLIGHTS
—
BridgeBio Pharma, Inc. (Nasdaq: BBIO), a clinical-stage biopharmaceutical company focused on genetic diseases

•
Senior Advisor (April 2018 to present)

—
Cervantes Life Science Partners, LLC, a healthcare advisory and consulting company

•
Managing Director (September 2015 to June 2018)

—
Nodality, Inc., a privately held biotechnology company focused on oncology and immunology

•
President and Chief Executive Officer (September 2012 to July 2015)

—
Onyx Pharmaceuticals, Inc. (“Onyx”), a biopharmaceutical company that developed and marketed medicines for the treatment of cancer

•
served in various leadership positions, including Chief Operating Officer, EVP, Chief Business Officer and Head of Corporate Affairs (2006 to 2012)

—
Red Rock Capital Management, a venture capital firm

•
General Partner (1999 to 2008)

—
COR Therapeutics, Inc.

•
Chief Financial Officer (1991 to 1999)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Acadia Pharmaceuticals Inc. (Nasdaq: ACAD)

•
Edgewise Therapeutics, Inc. (Nasdaq: EWTX)

•
HLS Therapeutics, Inc. (TSX: HLS)

•
Mirum Pharmaceuticals, Inc. (Nasdaq: MIRM)

PRIOR DIRECTORSHIPS
•
Portola Pharmaceuticals, Inc. (Nasdaq: PTLA) (January 2015 to July 2020)

•
Dynavax Technologies Corporation (Nasdaq: DVAX) (February 2015 to February 2020)

•
Aratana Therapeutics, Inc. (Nasdaq: PETX) (February 2014 to March 2019)

EDUCATION
•
MBA, University of Chicago

•
BS, BBA, Ohio University

MARK I. FROIMSON, MD
AGE 62 INDEPENDENT DIRECTOR since June 2017 COMMITTEES • Audit • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Froimson’s qualifications to sit on our board include his clinical expertise and executive experience in the medical field.
CAREER HIGHLIGHTS
—
Riverside Health Advisors, a consulting company that provides strategic advice and services to healthcare executive leaders

•
Founder and Principal (June 2017 to present)

—
American Association of Hip and Knee Surgeons

•
President (March 2017 to March 2018)

—
Trinity Health, a major national non-profit Catholic healthcare system comprising 93 hospitals in 22 states

•
Executive Vice President and Chief Clinical Officer (2014 to 2017)

—
Euclid Hospital, a Cleveland Clinic hospital

•
President and Chief Executive Officer (2012 to 2014)

—
The Department of Orthopedic Surgery, the Cleveland Clinic

•
Staff surgeon for over 18 years, during which time he held a variety of leadership positions, including President of the Professional Staff, Vice Chair of the Orthopedic and Rheumatologic Institute and a member of the Board of Governors and Board of Trustees

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
SINTX Technologies, Inc. (Nasdaq: SINT)

EDUCATION
•
MBA, the Weatherhead School of Business at Case Western Reserve University

•
MD, Tulane University School of Medicine

•
BS in Philosophy, Princeton University

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Corporate Governance and Board Matters
MARK A. KRONENFELD, MD
AGE 68 INDEPENDENT DIRECTOR since June 2013 COMMITTEES • Compensation • Nominating, Governance and Sustainability • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Kronenfeld’s qualifications to sit on our board include his significant leadership experience in the hospital setting and experience in conducting clinical trials.
CAREER HIGHLIGHTS
—
Maimonides Medical Center, a large tertiary care academic medical center in New York City

•
Medical Director of Perioperative Services (January 2011 to present)

•
Chairman of Anesthesiology (January 2022 to present) and Vice Chairman of Anesthesiology (March 2009 to January 2022)

—
Anesthesia Associates of Boro Park, a private medical practice

•
Managing Partner

—
Strategic Medical Management Partners

•
Managing Partner

—
Ridgemark Capital Management (“Ridgemark”), a healthcare-focused hedge fund that invested in public and private healthcare and biomedical companies

•
Founder, Managing Partner and Portfolio Manager (April 2001 to December 2008)

—
Dr. Kronenfeld has founded and/or managed various consulting and investment companies focused on healthcare and medical technologies and has served on and chaired multiple leadership committees for various hospitals and medical centers

—
New York University (“NYU”)

•
Assistant Professor and Attending Cardiac Anesthesiologist, teaching and practicing adult and pediatric cardiac anesthesia

—
Hackensack University Medical Center

•
Chief of Cardiac Anesthesiology

—
GMS Anesthesia Associates, a private medical practice

•
Founder and President

EDUCATION
•
Received and completed a Kellogg-sponsored Fellowship in Heath Care Management for Future Leaders in Health Care at NYU’s Graduate School of Management

•
Fellowship in Cardiothoracic Anesthesiology, NYU Medical Center

•
MD, and completed his residency in Anesthesiology, the University of California, San Diego School of Medicine

•
BA in Biology, SUNY Buffalo

Pacira BioSciences, Inc. 2023 Proxy Statement | 19

Corporate Governance and Board Matters
CLASS II DIRECTORS, WITH TERMS EXPIRING AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS
PAUL HASTINGS
AGE 63 INDEPENDENT DIRECTOR since June 2011 LEAD DIRECTOR since June 2013 COMMITTEES • Compensation • Nominating, Governance and Sustainability

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Hastings’ qualifications to sit on our board include extensive experience in the pharmaceutical and biotechnology industries.
CAREER HIGHLIGHTS
—
Nkarta Therapeutics, Inc. (Nasdaq: NKTX)

•
President and Chief Executive Officer (February 2018 to present)

—
OncoMed Pharmaceuticals, Inc. (Nasdaq: OMED) (“OncoMed”), a clinical development-stage biopharmaceutical company

•
President and Chief Executive Officer (January 2006 to January 2018)

—
QLT, Inc., a publicly traded biotechnology company focused on the development and commercialization of ocular products

•
President and Chief Executive Officer (February 2002 to September 2006)

—
Axys Pharmaceuticals, Inc. (“Axys”), which was acquired by Celera Corporation in 2001

•
President and Chief Executive Officer (2000 to 2002)

—
Chiron Biopharmaceuticals

•
President (1999 to 2001)

—
Genzyme Corporation

•
served in a variety of management positions, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics (1994 to 1998)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Nkarta Therapeutics (Nasdaq: NKTX) (February 2018 to present)

OTHER CURRENT DIRECTORSHIPS
•
Biotechnology Innovation Organization (BIO), Chair of the Board (June 2015 to present)

PRIOR DIRECTORSHIPS
•
ViaCyte, Inc. (June 2019 to November 2022)

•
Proteon Therapeutics, Inc., Chairman of the Board (2016 to 2020)

•
OncoMed, (member January 2006 to August 2013; Chairman of the Board from August 2013 to January 2018)

•
Relypsa, Inc. (sold to Galencia AG) (2012 to 2016)

•
Proteolix, Chairman of the Board (sold to Onyx Pharmaceuticals, Inc.) (2008 to 2009)

•
ViaCell Inc. (sold to PerkinElmer, Inc.) (2000 to 2007)

•
QLT (2002 to 2006)

•
Axys Pharmaceuticals (2000 to 2002)

EDUCATION
•
BS in Pharmacy, University of Rhode Island

ANDREAS WICKI, PhD
AGE 64 INDEPENDENT DIRECTOR since our inception in December 2006 COMMITTEES • Audit

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Wicki’s qualifications to sit on our board include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology organizations.
CAREER HIGHLIGHTS
—
A life sciences entrepreneur and investor with over 30 years of experience in the pharmaceutical and biotechnology industries

—
HBM Healthcare Investments (Cayman) Ltd. (formerly HBM BioVentures AG),

•
Chief Executive Officer (2001 to present)

—
MDS Inc.

•
Senior Vice President of European Analytical Operations (1998 to 2001)

—
ANAWA Laboratorien, a life sciences contract research company

•
Co-owner and Chief Executive Officer (1990 to 1998)

—
Clinserve AG, a life sciences contract research company

•
Co-owner and Chief Executive Officer (1990 to 1998)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Harmony Biosciences, Inc. (Nasdaq: HRMY) September 2017 to Present

OTHER CURRENT DIRECTORSHIPS
•
Buchler GmbH

•
HBM Healthcare Investments (Cayman) Ltd.

•
HBM BioCapital Ltd.

PRIOR DIRECTORSHIPS
•
PharmaSwiss SA (2007 to 2011)

•
Viela Bio, Inc. (Nasdaq: VIE) June 2019—March 2022

•
Served on the boards of several privately held companies and companies listed on international exchanges

EDUCATION
•
PhD in Chemistry and Biochemistry, University of Bern, Switzerland

•
MSc in Chemistry and Biochemistry, University of Bern, Switzerland

20 | investor.pacira.com

Corporate Governance and Board Matters
Director Nomination Process
Our nominating, governance and sustainability committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors.
The process followed by our nominating, governance and sustainability committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the nominating, governance and sustainability committee and our board.
The nominating, governance and sustainability committee evaluates potential candidates, taking into account several factors, including, without limitation, the individual’s:
•
reputation for integrity, honesty, and adherence to a high ethical standard;

•
understanding of the Company’s business and industry;

•
business acumen, experience, and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; and

•
willingness and ability to commit adequate time to board and committee matters and to contribute positively to the decision-making process of the Company.

The nominating, governance and sustainability committee does not have a formal policy regarding board diversity, but the nominating, governance and sustainability committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the board will possess a broad perspective and the appropriate talent, skills, and expertise to oversee our business. In selecting director nominees, the nominating, governance and sustainability committee focuses on identifying individuals who will further the interests of our stockholders through his or her established record of professional accomplishment and will contribute positively to the collaborative culture among board members.
Stockholders may recommend individuals to our nominating, governance and sustainability committee for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials, to:
Pacira BioSciences, Inc. Nominating, Governance and Sustainability Committee c/o Secretary 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609
The nominating, governance and sustainability committee does not have a formal policy regarding stockholder-recommended candidates. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating, governance and sustainability committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the nominating, governance and sustainability committee or the board, by following the procedures set forth in “Stockholder Proposals.”

Pacira BioSciences, Inc. 2023 Proxy Statement | 21

Corporate Governance and Board Matters
Majority Vote Director Resignation Policy
Our board has implemented a Majority Vote Director Resignation Policy in our Corporate Governance Guidelines. Under the policy, any director nominee who receives a greater number of  “WITHHOLD” votes than “FOR” votes in an uncontested election must promptly tender his or her resignation to the board following certification of the stockholder vote. Within 90 days following the certification of the vote, independent directors on the board would consider the offer of resignation and determine whether to accept or reject the tendered resignation. If the independent directors determine not to accept the tendered resignation, we will publicly disclose (via press release or SEC filing) such determination and the factors considered by the independent directors in making such determination.

Director Independence
7 out of 8 Directors are Independent
Our board has determined that each of our directors, with the exception of David Stack, our chief executive officer, is an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations.
Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet is currently serving as Chief Executive Officer of Alnylam Pharmaceuticals, Inc., a Nasdaq-listed public company. Dr, Greenstreet is diverse with respect to gender and ethnicity. The Board has initiated a process to identify an independent Board member to replace Dr. Greenstreet.

Board Committees
Our board has established an audit committee, a compensation committee, a nominating, governance and sustainability committee and a science and technology committee. Each of these committees operates under a written charter that has been approved by our board. Each committee charter is available by clicking on the “Investors—Corporate Governance” section of our corporate website, located at www.pacira.com. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.
The following table is a summary of our committee structure and members on each of our committees.

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Corporate Governance and Board Matters
		Pacira Board Committees

Name	Independent Director	Audit	Compensation	Nominating, Governance and Sustainability	Science and Technology
Laura Brege
Christopher Christie
Mark I. Froimson, MD
Paul Hastings
Mark Kronenfeld, MD
Gary W. Pace, PhD
David Stack
Andreas Wicki, PhD.
Meetings in 2022	Board―5	6	5	2	3
Committee Chair	Committee Member	Chairman of the Board	Lead Director	Audit Committee Financial Expert
Note: Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. Dr. Greenstreet served on the Compensation Committee and Science and Technology Committee. The board is in the process of appointing another current independent director to fill the vacancy on the Compensation Committee left by Dr. Greenstreet.
AUDIT COMMITTEE

MEMBERS
•
Laura Brege

•
Andreas Wicki

•
Mark Froimson

QUALIFICATIONS
•
Our board has determined that each of the directors serving on our audit committee are independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
In addition, our board has determined that Ms. Brege qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our board has considered the formal education and nature and scope of her previous experience, coupled with past and present service on various audit committees.

REPORT
The Report of our Audit Committee appears on page 37.

KEY RESPONSIBILITIES
Our audit committee assists our board in its oversight of our accounting and financial reporting process and the audits and reviews of our consolidated financial statements. The responsibilities of our audit committee include:
•
appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•
overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the independent registered public accounting firm;

•
setting the compensation of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding critical audit matters, accounting policies and procedures, financial reporting, and disclosure controls;

•
reviewing and discussing with management and our independent registered public accounting firm our audited annual and unaudited quarterly consolidated financial statements and related disclosures;

•
preparing the annual audit committee report required by SEC rules;

•
coordinating the board’s oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
reviewing our policies with respect to risk assessment and risk management;

•
establishing procedures related to the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•
reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy;

•
meeting independently with management and our independent registered public accounting firm; and

•
overseeing, reviewing, and discussing with management our information technology and cybersecurity programs.

All audit services to be provided to us and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
All members of the Audit Committee are independent directors.

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Corporate Governance and Board Matters
COMPENSATION COMMITTEE

MEMBERS
•
Paul Hastings

•
Mark Kronenfeld

QUALIFICATIONS
Our board has determined that each of the directors serving on our compensation committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the compensation committee.
REPORT
The Report of our Compensation Committee appears on page 73.

KEY RESPONSIBILITIES
Our compensation committee assists our board in the discharge of its responsibilities relating to the compensation of our executive officers. The responsibilities of our compensation committee include:
•
approving our chief executive officer’s compensation and approving the compensation of our other executive officers reporting directly to our chief executive officer;

•
overseeing the evaluation of our senior executives;

•
overseeing, administering, reviewing, and making recommendations to the board with respect to our incentive compensation and equity-based plans;

•
reviewing and making recommendations to the board with respect to director compensation; and

•
reviewing and discussing with management the compensation discussion and analysis and preparing the annual compensation committee report, as required by SEC rules.

Our compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our incentive plans.
All members of the Compensation Committee are independent directors.

NOMINATING, GOVERNANCE AND SUSTAINABILITY COMMITTEE

MEMBERS
•
Mark Kronenfeld

•
Laura Brege

•
Paul Hastings

•
Gary Pace

QUALIFICATIONS
Our board has determined that each of the directors serving on our nominating, governance and sustainability committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.

KEY RESPONSIBILITIES
The responsibilities of our nominating, governance and sustainability committee include:
•
approving our chief executive officer’s compensation and approving the recommending to the board the persons to be nominated for election as directors or to fill any vacancies on the board, and to be appointed to each of the board’s committees;

•
developing corporate governance guidelines and recommending such corporate governance guidelines to the board; and

•
overseeing an annual self-evaluation of the board and board committees.

•
evaluating both its and the Company’s roles and responsibilities with respect to oversight in the areas of environmental, health and safety, corporate social responsibility, and sustainability matters.

All members of the Nominating, Governance and Sustainability Committee are independent directors.

SCIENCE AND TECHNOLOGY COMMITTEE
MEMBERS • Mark Kronenfeld • Mark Froimson • Gary Pace • David Stack

KEY RESPONSIBILITIES
The science and technology committee assists the board in its oversight of our research and development activities and advises the board with respect to strategic and tactical scientific issues.
The overall responsibilities of our science and technology committee are to consider and report to the board on matters relating to our research and development initiatives and other appropriate strategic and tactical scientific issues.

At its discretion, the science and technology committee may:
•
review our overall scientific and research and development strategy;

•
review our research and development programs;

•
review external scientific research, discoveries, and commercial development as appropriate; and

•
review the attainment of key research and development milestones.

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Corporate Governance and Board Matters
Board and Committee Meetings Attendance
The full board met five times during 2022. During 2022, each member of the board attended 75 percent or more of the aggregate of: (i) the total number of meetings of the board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board on which such person served (during the periods that such person served). Our non-employee directors met in a special executive session without management present at each regularly scheduled board meeting in 2022. Our board expects to continue to conduct executive sessions limited to non-employee directors at least annually and our non-employee directors may schedule additional executive sessions at their discretion.

Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding attendance by members of our board at our annual meetings of stockholders. Our practice, however, is to have board committee meetings and a meeting of the board immediately following the annual meeting of stockholders. Eight out of nine of the members of our board serving at the time attended the annual meeting of stockholders in 2022.

Code of Business Conduct and Ethics
We have adopted both a U.S. and European written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the “Investors—Corporate Governance” section of our website, which is located at www.pacira.com. If we make any substantive amendments to, or grant certain waivers from, the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our corporate website or in a current report on Form 8-K.

Corporate Governance Documents

Corporate Governance Documents
•
Corporate Governance Guidelines, which include, but are not limited to, guidelines on director responsibilities and qualification standards, board meetings and committees, director compensation, and senior executive succession planning

•
Charters approved by the Board for the Audit Committee, Compensation Committee, Nominating, Governance and Sustainability Committee, and Science and Technology Committee

•
U.S. Code of Business Conduct and Ethics

•
European Code of Business Conduct and Ethics

Corporate Sustainability Report
In January 2023, we published our inaugural Corporate Sustainability Report (CSR). The CSR contains information about our people, our culture, patient and product safety, our commitment to our communities, and opioid-sparing initiatives and our corporate governance and ethics.
Sustainability Policies • Bioethics • Global Labor & Human Rights • Patient & Product Safety • Responsible Marketing • Supplier Code of Conduct
All corporate governance documents can be found at investor.pacria.com under “Corporate Governance.” Our CSR and our sustainability policies are available at pacira.com/sustainability. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.
Pacira BioSciences, Inc. 2023 Proxy Statement | 25

Corporate Governance and Board Matters
Board Leadership Structure and Board’s Role in
Risk Oversight
DAVID STACK CHIEF EXECUTIVE OFFICER AND DIRECTOR since November 2007 CHAIRMAN since June 2013	SENIOR MANAGEMENT

•
As Chief Executive Officer, Mr. Stack is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company

•
As Chairman, Mr. Stack chairs the meetings of our board and stockholders, with input from the Lead Director

•
Members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters

•
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight

PAUL HASTINGS INDEPENDENT DIRECTOR since June 2011 LEAD DIRECTOR since June 2013

The Lead Director’s responsibilities include:
•
ensuring that our board works together as a cohesive team with open communication

•
ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis

•
monitoring communications from stockholders and other interested parties

•
otherwise consulting with management and the chairman on matters relating to corporate governance and board performance

To this end, our lead director also:
•
works with the chairman on the board agenda and board materials

•
facilitates annual assessments of the performance of the board along with the nominating, governance and sustainability committee

•
acts as the primary internal spokesperson for our board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders, and the public

•
ensures that management strategies, plans and performance are appropriately represented to our board

•
presides at executive sessions of the non-employee directors

•
performs such other functions and responsibilities as requested by our board from time to time

FULL BOARD
• has ultimate responsibility for risk oversight • reviews and assesses (as a full board or via the committees) risks related to our business and operations throughout the year

Audit Committee	Compensation Committee	Nominating, Governance & Sustainability Committee	Science & Technology Committee
• oversees risk management activities related to financial controls and legal, compliance, and cybersecurity risks • coordinates the board’s oversight of internal control over financial reporting	• oversees risk management activities relating to our compensation policies and practices
•
oversees risk management activities relating to board composition, management succession planning and sustainability matters

•
develops and recommends corporate governance guidelines applicable to the Company

• advises the board on our research and development activities and any risks associated therewith
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Corporate Governance and Board Matters
Our board does not have a policy regarding separation of the roles of chief executive officer and chairman of the board. The board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, David Stack, our chief executive officer serves as the chairman of the board, and Paul Hastings, a non-employee independent director, serves as our lead director. Our board believes that this structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The chairman chairs the meetings of our board and stockholders, with input from the lead director, and as such, our board believes that a person with comprehensive knowledge of our Company is in the best position to serve such role.
Our board believes that our current leadership structure and the composition of our board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our board and management. All of our directors other than our chief executive officer David Stack are “independent” under Nasdaq standards, as more fully described above. The independent directors meet in executive sessions, without management present, during each regularly scheduled board meeting and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board and each committee of our board has complete and open access to any member of management or the Company’s employees and the authority to retain independent legal, financial, and other advisors as they deem appropriate.
Our lead director plays a central role with respect to corporate governance. His responsibilities include, without limitation:
•
ensuring that our board works together as a cohesive team with open communication,

•
ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis,

•
monitoring communications from stockholders and other interested parties, and

•
otherwise conferring with management and the chairman on matters relating to corporate governance and board performance.

To this end, our lead director:
•
works with the chairman on the board agenda and board materials,

•
facilitates annual assessments of the performance of the board along with the nominating, governance and sustainability committee, and

•
acts as the primary internal spokesperson for our board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders, and the public and, in addition, ensuring that management strategies, plans and performance are appropriately represented to our board.

Our lead director’s role also includes presiding at executive sessions of the non-employee directors. Our lead director also performs such other functions and responsibilities as requested by our board from time to time.
Our board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in other filings that we periodically make with the SEC. Our board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board, which has responsibility for general oversight of risks.
Our board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company.
In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters.
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight.

Pacira BioSciences, Inc. 2023 Proxy Statement | 27

Corporate Governance and Board Matters
RISK OVERSIGHT FRAMEWORK
Our risk oversight framework aligns with our disclosure controls and procedures. For example, our quarterly and annual financial statements and related disclosures are reviewed by our disclosure committee, which includes certain senior management, who participate in the risk assessment practices described below. Our chief executive officer and chief financial officer are then briefed by the disclosure committee and external auditor before the financial statements are reviewed with the Audit Committee, approved, and then filed with the SEC.
Our general counsel serves as our chief compliance officer and is charged with oversight of our risk management and regularly reports to the Audit Committee, other relevant committees of the board, and the board regarding legal and compliance affairs. The Audit Committee also receives updates on information security matters and provides an annual cyber and information security update to the board. Our internal audit team performs an enterprise risk assessment annually and updates the Audit Committee and other relevant committees of the board regarding our risk analyses, assessments, risk mitigation strategies, and activities. For certain risks, we may apply a long-term view with respect to our review, monitoring, and mitigation activities, upon assessing potential impacts to our business in collaboration with other internal functions and with input from industry data sources and benchmarking conversations.
From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmarking data relevant to our industry to assist in determining certain risk trends and changes. Senior management then develops response plans for risks categorized as requiring management focus based on performance indicators and monitors other identified risk areas. Senior management also provide reports on the risk portfolio and risk response efforts to other members of senior management and to the Audit Committee and board.

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Corporate Governance and Board Matters
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our management, employees, and directors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”; or

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities.

Our Insider Trading Policy also prohibits our management, employees, and directors from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations. However, an exception may be granted where a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge our securities as collateral for a loan must submit a request for approval to our Chief Financial Officer.

Communication with the Board
Any interested party may contact the Chairman of our board or the non-employee members of our board, as a group, by submitting a written communication to the Chairman at the following address:
Chairman of the Board c/o Secretary Pacira BioSciences, Inc. 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609 United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication will also be forwarded to our Secretary and retained for a reasonable period of time. Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chairman considers to be important for the directors to know. Our Secretary reserves the right not to forward to board members any inappropriate materials.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have a toll-free telephone number for the reporting of such activity, 1-833-976-2071, available 24 hours a day, 7 days a week, where anyone can leave a recorded message about any such concern. While we prefer that anyone identify themselves when reporting violations so that we may follow up as necessary for any additional information, you may leave messages anonymously if you wish. You may also send any written correspondence to the above address or via email to ethicshotline@pacira.com.

Related Person Transactions
There were no transactions entered into, or in effect, after January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board has adopted a written related person transaction policy which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were, or are to be, a participant, the amount involved exceeds $120,000,

Pacira BioSciences, Inc. 2023 Proxy Statement | 29

Corporate Governance and Board Matters
and a related person had, or will have, a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.
Any related person transaction proposed to be entered into by us is required to be reported to our chief financial officer and be reviewed and approved by the audit committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our chief financial officer determines that advance approval of a related person transaction is not practicable under the circumstances, the audit committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the audit committee, or at the next meeting following the date that the related person transaction comes to the attention of our chief financial officer. Our chief financial officer, however, may present a related person transaction arising in the time period between meetings of the audit committee to the chair of the audit committee, who will review and may approve the related person transaction, subject to ratification by the audit committee at the next meeting of the audit committee.
In addition, any related person transaction previously approved by the audit committee or otherwise already existing that is ongoing in nature will be reviewed by the audit committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the audit committee, if any, and that all required disclosures regarding the related person transaction are made.
Transactions involving compensation of executive officers will be reviewed and approved by the compensation committee in the manner specified in the charter of the compensation committee.
A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the audit committee in accordance with the standards set forth in our related person transaction policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of business;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reach with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to stockholders in light of the circumstances of the particular transaction.

The audit committee reviews all relevant information available to it about the related person transaction. The audit committee may approve or ratify the related person transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The audit committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction. All transactions disclosed above, if any, were reviewed and approved by the audit committee in accordance with our related person transaction policy.

INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Certificate of Incorporation and our Bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

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Corporate Governance and Board Matters
Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our board, upon recommendation of our independent compensation consultant, sets our non-employee director compensation policy with respect to the initial and annual equity grants. In the second quarter of 2022, the Compensation Committee reviewed competitive market data derived from our peers presented by our independent compensation consultant. Based on an assessment of that data, the board, upon a recommendation from the
Compensation Committee, approved changes to board compensation to align our practices with the competitive market, which included increases in committee chair retainers (except for the Audit Committee), increases in committee membership retainers, and a fair-value change to $275,000 and $412,500 for annual equity grants and a new director’s initial equity grant, respectively.

Our board compensation policy provides for the following compensation to our non-employee directors:

Annual Compensation

Cash Retainer(1)
$50,000
25% Restricted Stock Units
Stock Award(2)
$275,000
75% Stock Options

Additional Annual Cash Retainers(1) ($)
		CHAIR	MEMBER
Lead Director	30,000
Committees:
Audit		30,000	15,000
Compensation		24,000	12,000
Nominating, Governance and Sustainability		18,000	9,000
Science and Technology		18,000	9,000
Initial Equity Grant—Stock Options(3)	412,500

(1)
All cash retainers are paid in advance in quarterly installments, subject to the director’s continued service on the board.

Non-employee directors are also reimbursed for reasonable travel and other expenses in connection with attending board and committee meetings.
(2)
The stock options and the RSUs vest one year from the grant date, subject to the director’s continued service with our Company. Each RSU entitles the director to one share of our common stock. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested stock options and RSUs will immediately vest. Of the $275,000 target value, stock options consist of 75% ($206,250) and RSUs consist of 25% ($68,750).

(3)
The stock options vest monthly over a three-year period, subject to the director’s continued service on the board.

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Corporate Governance and Board Matters
DIRECTOR COMPENSATION TABLE
The following table sets forth a summary of the compensation earned by our non-employee directors for the year ended December 31, 2022. Dr. Andreas Wicki, a non-employee director, has elected not to receive any compensation for his service on our board. In addition, we do not compensate Mr. Stack, our chief executive officer and chairman, for his service on our board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(3) ($)	Option Awards(1)(2)(3) ($)	Total ($)
Laura Brege	87,500	68,892	206,180	362,572
Christopher Christie	50,000	68,892	206,180	325,072
Mark Froimson	71,000	68,892	206,180	346,072
Yvonne Greenstreet(a)	68,000	68,892	206,180	343,072
Paul Hastings	108,500	68,892	206,180	383,572
Mark Kronenfeld	85,258	68,892	206,180	360,330
John Longenecker(b)	36,256	―	299,142	335,398
Gary Pace	65,000	68,892	206,180	340,072
Andreas Wicki	―	―	―	―

(1)
Represents the grant date fair value of stock option and RSU awards granted in 2022 computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation). For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Our directors will only realize compensation to the extent (i) the fair value of our common stock is greater than the exercise price of such stock options and/or (ii) any of their RSUs vest.

The option grants referenced above vest as to 100% of the option shares on the first anniversary of the grant date, provided that the director remains in continuous service with the Company at the vesting date, except for Dr. Greenstreet whose option shares were accelerated to vest on March 31, 2023, the date of her retirement from the board, as she had completed more than five years of service on the board prior to the cessation of service.
The RSU grants referenced above vest as to 100% of the RSU shares on June 3, 2023, provided that the director remains in continuous service with the Company at the vesting date, except for Dr. Greenstreet whose RSU grants were accelerated to vest on March 31, 2023, the date of her retirement from the board, as she had completed more than five years of service on the board prior to the cessation of service.
(2)
Dr. John Longenecker was not renominated to stand for reelection to the board in 2022, and the fees paid in cash represent a proration based on the time he served on the board during 2022. The value of Dr. Longenecker’s option awards represent the incremental fair value pursuant to FASB ASC Topic 718 related to the modification of certain of Dr. Longenecker’s stock options to expire in the future. Dr. Longenecker was not granted any stock options in 2022.

(3)
The aggregate number of stock option and RSU awards outstanding for each of our non-employee directors as of December 31, 2022, is as follows:

Name	Number of Vested Stock Options	Number of Unvested Stock Options	Number of Unvested RSUs
Laura Brege	53,472	8,225	1,160
Christopher Christie	63,906	8,225	1,160
Mark Froimson	36,927	8,225	1,160
Yvonne Greenstreet(a)	61,472	8,225	1.160
Paul Hastings	53,472	8,225	1,160
Mark Kronenfeld	61,472	8,225	1,160
John Longenecker(b)	46,472	―	―
Gary Pace	53,472	8,225	1,160
Andreas Wicki	―	―	―

(a)
Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service.

(b)
Dr. John Longenecker was not renominated to stand for reelection to the board in June 2022.

32 | investor.pacira.com

Corporate Governance and Board Matters
Director Stock Ownership Guidelines
In June 2022, the Compensation Committee adopted director stock ownership guidelines requiring non-employee directors to own shares of the Company’s common stock equal to at least 3 times the annual cash retainer. Non-employee directors have five years to comply with the requirements from the later of  (i) June 7, 2022 (the adoption date) and (ii) their appointment or election to the Board, as applicable. Equity included in the measurement of compliance is comprised of beneficial ownership of:
(i)
common stock held,

(ii)
unvested restricted stock or restricted stock units subject to time-based vesting, and

(iii)
common stock held through any Company-sponsored plan.

Guideline attainment is measured using the 30-day average closing price of the Company’s common stock on July 30th of each year. If a non-employee director is not compliant within the five-year phase-in period, the non-employee director is expected to retain at least 50% of the new after-tax shares of common stock acquired with option exercise or restricted stock unit vesting until the guideline is met. Once the guideline is attained, the non-employee director is deemed to be compliant irrespective of changes in the price of the Company’s common stock unless the non-employee director sells those shares. The Compensation Committee believes that equity ownership aligns the interests of its directors with the interests of shareholders, promotes sound corporate governance, and demonstrates a commitment to the Company.
In 2022, all non-employee directors were compliant with the minimum stock ownership guidelines. Dr. Andreas Wicki’s beneficial ownership consists of 451,324 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. (formerly HBM BioVentures AG) (“HBM”). The board of directors of HBM has sole voting and investment power with respect to the shares held by such entity and acts by majority vote. The board of directors of HBM is comprised of Jean-Marc LeSieur, Richard H. Coles, Sophia A. Harris, Dr. Andreas Wicki, Dr. Mark Kronenfeld, and Richard Paul Woodhouse, none of whom has individual voting or investment power with respect to such shares.

Pacira BioSciences, Inc. 2023 Proxy Statement | 33

34 | investor.pacira.com

Audit Matters
PROPOSAL	Ratification of the Appointment of Independent Auditors
Our stockholders are being asked to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm; however, the board believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee and the board will reconsider whether to retain KPMG. If the appointment of KPMG is ratified, the audit committee or the board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG has served as our independent registered public accounting firm since our fiscal year ended December 31, 2016.

The Board of Directors recommends voting FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Annual Evaluation and Appointment of KPMG
The audit committee annually evaluates the performance of its independent registered public accounting firm, including the senior members of the audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. Factors considered by the audit committee in deciding whether to retain include:
•
KPMG’s capabilities considering the complexity of our business, and the resulting demands placed on KPMG in terms of technical expertise and knowledge of our industry and business;

•
the quality and candor of KPMG’s communications with the audit committee and management;

•
KPMG’s independence;

•
the quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity, and professional skepticism;

•
external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on KPMG and its peer firms;

•
the appropriateness of KPMG’s fees, tenure as our independent auditor, including the benefits of a longer tenure and institutional knowledge, and the controls and processes in place that help ensure KPMG’s continued independence; and

•
the costs and time commitment of bringing on a new independent registered public accounting firm, which could lead to distractions for management.

Based on this evaluation, the audit committee and the board believe that retaining KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, is in the best interests of our Company and its stockholders.
The audit committee also oversees the process for, and ultimately approves, the appointment of our independent registered public accounting firm’s

Pacira BioSciences, Inc. 2023 Proxy Statement | 35

Audit Matters
lead engagement partner at the five-year mandatory rotation period. Prior to the mandatory rotation period, at the audit committee’s instruction, KPMG will select candidates and provide qualifications to be considered for the lead engagement partner role, who will then be interviewed by members of the audit committee and senior management. After considering the candidates and their qualifications recommended by KPMG, senior management and the audit committee will discuss the candidates and their relative qualifications. The audit committee will then discuss the candidates with the current lead engagement partner, interview the leading candidate, and ultimately approve the individual. The current KPMG lead engagement partner commenced service on our Company’s audit in 2021.

Auditor Fees
The following table summarizes the fees billed by KPMG for professional services rendered to us during fiscal years 2022 and 2021:
	Fiscal Year Ended December 31,
KPMG Fees	2022 ($)	2021 ($)
Audit fees(1)	1,310,436	1,375,263
Audit-related fees	―	―
Tax fees	―	―
All other fees	―	―
Total fees	1,310,436	1,375,263

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with regulatory filings, including registration statements filed with the SEC.

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. Our audit committee has also delegated to the chairperson of our audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of our audit committee pursuant to this delegated authority is reported on at the next meeting of our audit committee. Both management and our independent registered public accounting firm are required to periodically report to the audit committee such services provided by the independent registered accounting firm in accordance with this pre-approval policy and the fees for services performed to that point.
All services performed by, and fees paid to, our independent registered public accounting firm during fiscal years 2022 and 2021 were pre-approved in accordance with the pre-approval policies and procedures described above.

36 | investor.pacira.com

Audit Matters
Report of the Audit Committee
The audit committee is appointed by the board to assist the board in fulfilling its oversight responsibilities with respect to:
(1)
the integrity of the Company’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements,

(2)
the qualifications, independence, and performance of the Company’s independent accountants,

(3)
the performance of the Company’s internal audit function,

(4)
the Company’s information technology and cybersecurity programs, and

(5)
other matters as set forth in the charter of the audit committee approved by the board.

Management is responsible for the Company’s consolidated financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements of Pacira for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, that was filed with the SEC on February 28, 2023.

The Audit Committee of the Board of Directors of Pacira BioSciences, Inc.
Laura Brege, Chair	Mark Froimson	Andreas Wicki
Pacira BioSciences, Inc. 2023 Proxy Statement | 37

38 | investor.pacira.com

Executive Officers
The following sets forth certain information with respect to the executive officers of the Company as of April 21, 2023.
Name	Age	Position
David Stack	72	Chief Executive Officer and Chairman
Max Reinhardt	52	President, Rest of World
Charles A. Reinhart, III	62	Chief Financial Officer
Kristen Williams	49	Chief Administrative Officer and Secretary
Daryl Gaugler	61	Chief Operating Officer
Roy Winston, MD	62	Chief Medical Officer and Orthopedic Franchise
Jonathan Slonin, MD	48	Chief Clinical Officer
Dennis McLoughlin	57	Chief Customer Officer
Ronald Ellis, DO	52	Chief Strategy Officer
Anthony Molloy	49	Chief Legal and Compliance Officer
DAVID STACK
AGE 72 CHIEF EXECUTIVE OFFICER since November 2007

CAREER HIGHLIGHTS
—
Pacira Biosciences, Inc.

•
Chief Executive Officer (November 2007 to present)

•
President (November 2007 to October 2015)

—
Stack Pharmaceuticals, Inc., a commercialization, marketing, and strategy firm

•
Managing Partner (1998 to 2007)

—
MPM Capital, a venture capital firm

•
Managing Director (2005 to 2017)

—
The Medicines Company (Nasdaq: MDCO)

•
President and CEO (2001 to 2004)

—
Innovex, Inc.

•
President and General Manager (1995 to 1999)

—
Immunomedics

•
Vice President, Business Development/Marketing (1993 to 1995)

—
Roche Laboratories

•
served in various leadership positions, including Therapeutic World Leader in Infectious Disease, Oncology and Virology (1981 to 1993)

PRIOR DIRECTORSHIPS
•
Amarin Corporation plc (Nasdaq: AMRN) (2012 to 2022)

•
Chiasma, Inc. (Nasdaq: CHMA) (2014 to 2021)

•
Molecular Insight Pharmaceuticals, Inc. (Nasdaq: MIPI) (2006 to 2010)

•
BioClinica, Inc. (Nasdaq: BIOC) (1999 to 2010)

•
Prognos AI

•
Coda Biotherapeutics, Inc.

EDUCATION
•
BS in Biology, Siena College

•
BS in Pharmacy, Albany College of Pharmacy

Pacira BioSciences, Inc. 2023 Proxy Statement | 39

Executive Officers
MAX REINHARDT
AGE 52 PRESIDENT, REST OF WORLD since June 2020

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
President, Rest of World (June 2020 to present)

•
President (June 2019 to June 2020)

—
DePuy Synthes Sales, Inc. (“DePuy Synthes”), part of the Johnson & Johnson Medical Devices Companies (“Johnson & Johnson”)

•
Vice President of Marketing (March 2016 to May 2019)

•
Worldwide President, DePuy Synthes Spine, leading the spine business through the first two years of integration (2012 to 2015)

•
Vice President, Worldwide Marketing of DePuy Spine, where he played a key role in the acquisition and integration of Synthes Spine (2011 to 2012)

•
Vice President of U.S. Sales, DePuy Spine (2006 to 2011)

•
Director of Sales and Marketing, UK, DePuy Spine (2002 to 2006)

—
STERIS Corporation

•
National Sales Manager, UK (2001 to 2002)

—
Olympus KeyMed

•
served in sales leadership positions in the UK (1995 to 2001)

EDUCATION
•
MSc, University of Hull, England

•
HND, Distinction, Sparsholt College, England

CHARLES A. REINHART, III
AGE 62 CHIEF FINANCIAL OFFICER since May 2016

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Financial Officer (May 2016 to present)

—
Covis Pharmaceuticals, Inc., a specialty pharmaceutical company

•
Chief Financial Officer (September 2014 to October 2015)

—
Archimedes Pharma Ltd., a specialty pharmaceutical company

•
Executive Vice President and Chief Financial Officer (September 2011 to August 2014)

—
PharmAthene, Inc., a biodefense company engaged in the development of next generation medical countermeasures against biological and chemical threats

•
Senior Vice President and Chief Financial Officer (2009 to 2011)

—
Millennium Pharmaceuticals, Inc.

•
Senior Vice President, Finance and Corporate Strategy (2007 to 2008)

—
Cephalon, Inc. and several early-stage life sciences companies

•
Vice President, Finance (2000 to 2007)

—
Mr. Reinhart previously held senior financial roles at several early-stage life sciences companies

BOARD SERVICE
•
Osiris Therapeutics, Inc. (Nasdaq: OSIR) (September 2018 to April 2019, when it was acquired)

EDUCATION
•
Certified Public Accountant (CPA)

•
MBA, The Wharton School of the University of Pennsylvania

•
BS, Lehigh University

KRISTEN WILLIAMS, JD
AGE 49 CHIEF ADMINISTRATIVE OFFICER AND SECRETARY since October 2014

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Administrative Officer and Secretary (October 2014 to present)

•
Vice President, General Counsel (March 2013 to October 2014)

•
Corporate Counsel (December 2011 to March 2013)

•
Legal Consultant (April 2011 to December 2011)

—
Bioenvision, Inc.

•
Vice President, Corporate Compliance and Assistant General Counsel (June 2004 to 2007, when it merged with Genzyme Corporation)

—
Paul Hastings LLP

•
Attorney, Corporate Law, in New York, where her practice encompassed all aspects of public and private mergers and acquisitions, corporate finance and securities law and compliance, with a core focus in the healthcare industry (September 1999 to June 2004)

EDUCATION
•
JD, University of Denver, College of Law

•
BS in Business Administration, Bucknell University

40 | investor.pacira.com

Executive Officers
DARYL GAUGLER
AGE 61 CHIEF OPERATING OFFICER since May 2022

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Operating Officer (May 2022 to present)

•
Senior Vice President, Commercial Operations (June 2020 to May 2022)

•
Vice President, Operational Excellence (June 2019 to June 2020)

—
Independent Life Sciences Consultant

•
Principal (August 2015 to June 2019)

—
Quintiles Transnational (now IQVIA)

•
President of North American Commercial Solutions (August 2009 to August 2015)

•
Senior Vice President, Head of Global Commercialization (September 2002 to August 2009)

EDUCATION
•
BS in Business Administration, Shippensburg University

ROY WINSTON, MD
AGE 62 CHIEF MEDICAL OFFICER AND ORTHOPEDIC FRANCHISE since February 2023

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Medical Officer and Orthopedic Franchise (February 2023 to present)

•
Chief Medical Officer (July 2021 to January 2023)

•
Chief Clinical Officer (August 2018 to July 2021)

•
Senior Vice President, Anesthesia, Surgery and Medical Affairs (December 2017 to August 2018)

•
Vice President, Anesthesia and Surgical Services (August 2017 to December 2017)

—
LaserAway, a national aesthetic dermatology group

•
Chief Executive Officer and President, LaserAway Medical Corp., the management group of LaserAway (January 2005 to present)

•
Founder and CEO (January 2005 to March 2007)

EDUCATION
•
MD, the Icahn School of Medicine at Mount Sinai

•
BA, University of Pennsylvania

JONATHAN SLONIN, MD
AGE 48 CHIEF CLINICAL OFFICER since July 2021

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Clinical Officer (July 2021 to present)

•
Senior Vice President, Strategic Accounts (July 2020 to July 2021)

—
TeamHealth

•
Regional Medical Director for the Southeast, Anesthesia (November 2016 to July 2020)

—
Cleveland Clinic Martin Health

•
Facility Medical Director and Chair of Anesthesiology (November 2013 to November 2016)

•
Anesthesiologist, Lawnwood Regional Medical Center (July 2005 to October 2013)

EDUCATION
•
MBA, George Washington University

•
Anesthesiology residency, University of Miami/Jackson Memorial Hospital, where he served as chief resident

•
MD, University of Miami

•
BSc in Biomedical Engineering, University of Miami

Pacira BioSciences, Inc. 2023 Proxy Statement | 41

Executive Officers
DENNIS MCLOUGHLIN
AGE 57 CHIEF CUSTOMER OFFICER since June 2020

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Customer Officer (June 2020 to present)

•
Chief Commercial Officer (August 2018 to June 2020)

•
Senior Vice President, Alliance Management (June 2018 to August 2018)

•
Vice President, Alliance Management (May 2017 to June 2018)

•
Executive Director, Alliance Management (January 2017 to May 2017)

•
Area Sales Director (December 2013 to January 2017)

—
Remedy Group, a pharmaceutical life sciences company

•
President and Principal (November 2003 to January 2014)

EDUCATION
•
BS in Marketing, Saint Joseph’s University

RONALD ELLIS, DO
AGE 52 CHIEF STRATEGY OFFICER since May 2022

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Strategy Officer (May 2022 to present)

•
Senior Vice President, Corporate Strategy & Business Development (December 2018 to April 2022)

•
Vice President, Strategy & Corporate Development (October 2017 to November 2018)

•
Executive Director, Strategy & Corporate Development (October 2016 to September 2017)

—
Leerink Partners, LLC, a healthcare investment firm

•
Managing Director (January 2013 to September 2016)

CURRENT BOARD SERVICE
•
GQ Bio Therapeutics GmbH (Private)

•
CarthroniX, Inc. (Private)

•
Spine Biopharma, LLC (Observer) (Private)

•
Genascence Corporation (Observer) (Private)

EDUCATION
•
DO, Philadelphia College of Osteopathic Medicine

•
MBA, St. Joseph’s University

•
BS in Biological Sciences, St. Joseph’s University

ANTHONY MOLLOY
AGE 49 CHIEF LEGAL AND COMPLIANCE OFFICER since December 2021

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Legal and Compliance Officer (December 2021 to Present)

•
Senior Vice President, General Counsel and Deputy Compliance Officer (March 2021 to December 2021)

•
Vice President, General Counsel and Deputy Compliance Officer (December 2017 to March 2021)

•
Executive Director, Deputy General Counsel, and Deputy Compliance Officer (December 2016 to December 2017)

•
Senior Director, Deputy General Counsel (July 2015 to December 2016)

•
Director, Associate General Counsel (December 2013 to July 2015)

—
Patton Boggs

•
Associate (April 2006 to November 2013)

EDUCATION
•
BA in Chemistry from the State University of New York at Geneseo

•
BS in Chemical Engineering from the State University of New York Buffalo

•
MS in Technology Management from Stevens Institute of Technology

•
JD from Rutgers Law School—Newark

There are no family relationships among any of our directors or executive officers.
42 | investor.pacira.com

Pacira BioSciences, Inc. 2023 Proxy Statement | 43

Executive Compensation
PROPOSAL	Advisory Vote to Approve Executive Compensation
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to approve or reject our executive pay program through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers of Pacira BioSciences, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the Company’s 2022 proxy statement.”
We currently conduct the say on pay advisory vote annually, with the next vote following this year’s vote occurring at the 2023 annual meeting of stockholders. The say on pay vote is advisory and therefore will not be binding on the compensation committee, the board, or the Company. However, the compensation committee and board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Please read the “Executive Compensation” section of this proxy statement before determining how to vote on this proposal. As discussed in more detail in the “Compensation Discussion and Analysis” section, which includes our 2022 performance highlights, the primary objectives of our executive compensation program are to:
•
increase stockholder value by attracting and retaining talented executives,

•
rewarding performance that meets or exceeds our established goals, and

•
aligning the interests of our executives with those of our stockholders.

Our compensation committee, which was advised by an independent compensation consultant, aims to reward our named executive officers for performance and align their interests with those of our shareholders.

The Board of Directors recommends voting FOR the advisory vote to approve the compensation of our named executive officers.
44 | investor.pacira.com

Executive Compensation
PROPOSAL	Approval of the Amended and Restated 2011 Stock Incentive Plan
Our 2011 Stock Incentive Plan (the “2011 Plan”) was originally adopted by our board of directors and approved by our stockholders in December 2010. An amendment and restatement of the 2011 Plan was approved by our stockholders at our annual meeting of stockholders in 2012, 2014, 2016, 2019 and again in 2021. On April 4, 2023, our board, upon recommendation of the compensation committee, adopted, subject to stockholder approval, an amendment and restatement of the 2011 Plan, which we refer to as the A&R 2011 Plan, to increase the number of shares of common stock authorized for grant by 3,300,000 newly reserved shares, resulting in an aggregate share authorization of up to 19,754,537 shares, of which the 3,300,000 newly reserved shares plus the remaining share pool of 484,723 (as of April 1, 2023) would be available for grant, as described below. The A&R 2011 Plan also includes a commensurate increase to the number of shares in the allowable “carve-out” pool for awards that are not subject to the one-year minimum vesting requirement, as described below.

Key Features of the A&R 2011 Plan
The A&R 2011 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
•
No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the A&R 2011 Plan can be automatically replenished.

•
No discounted options or SARs. Stock options and stock appreciation rights, or SARs, may not be granted with an exercise or measurement price lower than the fair market value of the underlying shares on the date of grant (except that if the award is granted with an exercise price or measurement price to be determined on a future date, the price may not be less than the fair market value on such future date).

•
No repricing of options or SARs without stockholder approval. The A&R 2011 Plan prohibits the repricing of stock options or SARs without prior stockholder approval.

•
No liberal share counting or “recycling” of shares. Shares delivered to our Company to purchase shares upon exercise of an award or to satisfy tax withholding obligations will not become available for issuance under the A&R 2011 Plan.

•
No liberal change in control definition. Change in control benefits are triggered only by the occurrence, rather than stockholder approval, of a merger or other change in control event.

•
Minimum vesting requirements. Awards are subject to a minimum vesting period of one year from the date of grant, except for a 5% allowable “carve-out” pool of shares authorized under the A&R 2011 Plan and except that our board may permit acceleration of vesting in the event of a recipient’s death, disability or retirement or a reorganization event. The A&R 2011 Plan includes a corresponding increase to the “carve-out pool”, from 822,726 shares to 987,726 shares, which equals 5% of the new number of shares authorized.

•
Dividend equivalent restrictions. Dividend equivalents may not be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any option or SAR, and if dividends are declared during the period that an award is outstanding, any applicable dividend equivalents will remain subject to performance and/or vesting requirement(s) to the same extent as the applicable award and will be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.

Pacira BioSciences, Inc. 2023 Proxy Statement | 45

Executive Compensation
Information Regarding Additional Shares Requested
As of April 1, 2023, there were 7,440,615 shares of common stock subject to outstanding awards and 484,723 shares of common stock reserved for future grants remaining under the 2011 Plan, representing 16.2% of our shares of common stock outstanding and 13.8% of our fully diluted shares of common stock outstanding (assuming the exercise and vesting, as applicable, of all outstanding equity awards, including the 2014 Inducement Plan, and excluding any shares of common stock that may be issued to settle the conversion premium upon conversion of our convertible senior notes).
Assuming adoption of the A&R 2011 Plan, shares of common stock subject to outstanding awards and shares of common stock reserved for future grants remaining under the A&R 2011 Plan (including the 3,300,000 newly reserved shares) would represent 24.4% of our shares of common stock outstanding and 13.0% of our fully diluted shares of common stock outstanding (assuming the exercise of all outstanding equity awards, including the 2014 Inducement Plan, and excluding any shares of common stock that may be issued to settle the premium upon conversion of our convertible senior notes). The number of shares authorized for grant under the 2011 Plan as of April 1, 2023 is based on the sum of  (i) 14,342,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) that were subject to awards granted under our now terminated Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the “2007 Plan”), which expired, terminated or were otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. There are no remaining outstanding awards under the 2007 Plan.

FACTORS TO CONSIDER REGARDING OUR USE OF EQUITY
We Are Managing Our Annual Burn Rate and Overhang
Our three-year average annual burn rate from 2020 to 2022 was 3.92%, calculated for each year as the number of shares subject to options and RSUs granted in such year divided by the respective weighted-average common shares outstanding during 2020, 2021 and 2022. We believe our three-year average annual burn rate and current equity overhang is reasonable given our rapid growth, widespread granting of equity awards and judicious use of equity to finance our growth.
We Have Been Steadily Growing
Our board believes that the number of shares of common stock currently available under the 2011 Plan is insufficient to meet our current and future equity needs. Certain of our employees and all of our non-employee directors receive equity awards as a component of their compensation and we intend to continue to grant equity awards to induce and incentivize new and existing employees at all levels of the organization. We have increased our employee population more than four-fold since our initial public offering in 2011, from 142 employees to 715 employees as of December 31, 2022, which includes employee growth as a result of the acquisitions of MyoScience, Inc. in April 2019 and Flexion Therapeutics, Inc. in November 2021 and the
hiring of 201 employees during 2022. We have hired 53 employees in 2023 through March 31st as well.
We Judiciously Used Our Equity to Finance Growth, Resulting in Less Dilution to Stockholders
We also believe we have been very judicious in our use of equity to finance our growth through the issuance of non-dilutive convertible senior notes and credit agreements for both a single-advance Term Loan A and Term Loan B. As a result, we have not issued common stock to finance our operations since April 2014. Our rapid revenue growth coupled with our prudent expense management (in part through a heavy emphasis on equity over cash compensation) has allowed us to avoid issuing common stock to finance our growth and operations; preventing dilution of our stockholders but limiting the absolute number of equity awards we can issue to induce new hires, award key employees for extraordinary performance, promote executives, and further incentivize and retain employees to fuel our rapid growth. This careful use of equity has led to a relatively low number of issued and outstanding shares, which we believe artificially inflates our burn rates and equity overhang. We believe that not issuing equity since 2014 to finance our growth and the effective execution of our EXPAREL, ZILRETTA, and iovera° growth strategy should not be used against us in connection with overhang and burn rate calculations.

46 | investor.pacira.com

Executive Compensation
Equity is Essential to Talent Acquisition and Retention
We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. Management recruitment and retention is a key to our future success and will require the use of equity awards, for example, as demonstrated by the promotional grants made to Messrs. Gaugler and Molloy in 2022. Equity incentives are an important component of our compensation philosophy, intended to provide equity ownership opportunities and performance-based incentives to better align the recipient’s interests with those of our stockholders. We expect to need to continue to add employees to further capitalize on the success of our products, expand their indications, and develop and launch new products.
Due to the above considerations, and the fact that (i) we had approximately 1.0 million more shares available for grant under the 2011 Plan, and (ii) our workforce is approximately 20% larger today than it was at the time of our last share increase request in 2021 (in part due to the acquisition of Flexion Therapeutics, Inc.), our compensation committee believes this proposed share increase is reasonable and appropriate. Additionally, rising interest rates and inflation have resulted in downward pressure on equity markets that have impacted the stock prices of us, our peers, and equity markets as a whole. At this time, we expect that the new 3,300,000 shares, in conjunction with the shares currently available for grant, will be sufficient to cover awards to be granted in the next two years.

Adoption of the A&R 2011 Plan
Accordingly, on April 4, 2023, our board, upon recommendation by the compensation committee, adopted, subject to stockholder approval, the A&R 2011 Plan to increase the number of shares of common stock authorized for grant under the 2011 Plan by 3,300,000 shares and to correspondingly increase the number of shares in the allowable “carve-out” pool for awards that are not subject to the one-year minimum vesting requirement, from 822,726 shares to 987,726 shares. If the A&R 2011 plan is approved, the number of shares of our common stock authorized for grant under the A&R 2011 Plan will be equal to up to 19,754,537, which is the sum of  (i) 16,454,537 shares of common stock (consisting of the prior authorization) plus 3,300,000 new shares.

The Board of Directors recommends voting FOR the approval of the Amended and Restated 2011 Stock Incentive Plan.
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Description of the A&R 2011 Plan
The following is a brief description of the A&R 2011 Plan. A copy of our proposed A&R 2011 Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference. The following description of the A&R 2011 Plan is a summary of certain important provisions and does not purport to be a complete description of the A&R 2011 Plan. Please see Appendix A for more detailed information.

NUMBER OF SHARES AVAILABLE FOR AWARDS
The number of shares of our common stock authorized for grant under the A&R 2011 Plan is equal to the sum of  (i) 17,642,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) that were subject to awards granted under the 2007 Plan and which expired, terminated or were otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. Shares issuable under the A&R 2011 Plan will in no event exceed the aggregate of clauses (i) and (ii) in the preceding sentence, which is an aggregate maximum of up to 19,754,537 shares.
These numbers are subject to adjustment as described below in the event of stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs, and other similar events. Shares issued under the A&R 2011 Plan may be authorized and unissued shares, or may be issued from treasury shares. Shares covered by awards (other than shares covered by Tandem SARs (as defined below)) under the
A&R 2011 Plan that are terminated, surrendered, forfeited, cancelled, or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool. Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations are not available for issuance pursuant to new awards. Shares are subtracted for exercises of SARs using the proportion of the total SAR that is exercised, rather than the number of shares actually issued. Any SARs that may be settled only in cash will not be counted against the shares available under the A&R 2011 Plan. If we grant a SAR in tandem with an option for the same number of shares of common stock and provide that only one such award may be exercised, which we refer to as a Tandem SAR, only the shares covered by the option and not the Tandem SAR will be counted and the expiration of one in connection with the other’s exercise will not restore shares to the A&R 2011 Plan.

TYPES OF AWARDS
The A&R 2011 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards, which we refer to collectively as awards.

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Incentive Stock Options and Nonstatutory Stock Options
An option is an award entitling the recipient to purchase a specified number of shares of our common stock at a specified price, which we refer to as the exercise price, and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price which is less than the fair market value of our common stock on the date of grant as determined by (or in a manner approved by) our board (or less than 110% of the fair market value in the case of incentive stock options granted to recipients holding more than 10% of the voting power of our Company), provided that if our board approves the grant of an option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. Options may not be granted for a term in excess of 10 years (or, in excess of five years in the case of incentive stock options granted to recipients holding more than 10% of the outstanding voting power of the Company). The A&R 2011 Plan permits the following forms of payment of the exercise price of options:
(i)
payment by cash, check or in connection with a “cashless exercise” through a broker,

(ii)
subject to certain conditions, delivery of shares of our common stock to us,

(iii)
a “net exercise” with respect to nonstatutory stock option grants,

(iv)
any other lawful means, or

(v)
any combination of these forms of payment.

Stock Appreciation Rights
A stock appreciation right, or SAR, is an award entitling the recipient, upon exercise, to receive an amount of our common stock, cash, or a combination thereof  (such form to be determined by our board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price of the SAR. The measurement price may not be less than 100% of the fair market value on the date the SAR is granted; provided that if our board approves the grant of a SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date. SARs may be granted independently or in tandem with an option. SARs may not be granted with a term in excess of 10 years.

Restricted Stock
An award of restricted stock is an award entitling the recipient to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at the issue price or other stated formula (or to require forfeiture if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends declared and paid by us with respect to shares of restricted stock will be paid only if and when such shares become free from restrictions on transferability and forfeitability.

RSUs
An RSU is an award entitling the recipient to receive shares of our common stock or cash to be delivered at the time such award vests pursuant to the terms and conditions established by our board. A recipient will have no voting rights with respect to any RSUs unless and until shares of our common stock are issued.

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Other Stock-Based Awards
Under the A&R 2011 Plan, our board has the right to grant other awards valued in whole or in part by reference to or otherwise based upon our common stock having such terms and conditions as our board may determine. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the A&R 2011 Plan, or as payment in lieu of compensation to which a recipient is otherwise entitled and may be paid in shares of our common stock or cash, as our board determines.

TRANSFERABILITY OF AWARDS
Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option and awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order. During the life of the recipient, awards are exercisable only by the recipient.
Except with respect to awards that are subject to Section 409A of the Code, our board may permit or provide in an award for the gratuitous transfer of the award by the recipient to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the recipient and/or an immediate family member of the recipient if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. We will not be required to recognize any such permitted transfer until such time as the permitted transferee, as a condition to the transfer, delivers to us a written instrument in form and substance satisfactory to us confirming that the transferee will be bound by all of the terms and conditions of the award.

ELIGIBILITY TO RECEIVE AWARDS
Our employees, officers, directors, consultants, and advisors are eligible to receive awards under our A&R 2011 Plan; however, incentive stock options may only be granted to our employees.
The maximum number of shares of our common stock with respect to which awards may be granted to any recipient under the A&R 2011 Plan may not exceed 650,860 shares per calendar year. For purposes of this limit, a Tandem SAR is treated as a single award.

LIMIT ON AWARDS TO DIRECTORS
Notwithstanding any provision in the A&R 2011 Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of our board who is not an employee of our Company, including any awards granted under the A&R 2011 Plan (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the our board or any committee thereof, or any award granted under the A&R 2011 Plan in lieu of any such cash retainer or meeting fee, shall not exceed $1,000,000.

MINIMUM VESTING REQUIREMENTS
Awards will be subject to a minimum vesting period of at least one year from the date of grant, except that the minimum vesting period will not apply to awards of up to an aggregate of 987,726 shares of our common stock. Notwithstanding the foregoing, our board may permit acceleration of vesting of awards in the event of the recipient’s death, disability, or retirement or a reorganization event.

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DIVIDEND EQUIVALENTS
An award agreement may provide recipients with the right to receive dividend equivalents. Dividend equivalents may be settled in cash, shares of our common stock or other property, as determined in the discretion of our board. No dividend equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any option or SAR. If dividends are declared during the period that an award is outstanding, such dividend equivalents will be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable award and will be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.

PLAN BENEFITS
As of April 1, 2023, approximately 750 persons were eligible to receive awards under the A&R 2011 Plan, including our named executive officers, our non-employee directors, our employees, and certain consultants. The granting of awards under the A&R 2011 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.
The following table sets forth, as of April 1, 2023, the stock option awards that have been made under the 2011 Plan to the individuals indicated below:

Each Named Executive Officer	Stock Options
David Stack, Chief Executive Officer and Chairman	1,588,900
Charles A. Reinhart, III, Chief Financial Officer	226.200
Kristen Williams, Chief Administrative Officer and Secretary	332,850
Daryl Gaugler, Chief Commercial Officer	104,800
Anthony Molloy, Chief Legal and Compliance Officer	186,200
All Current Executive Officers as a Group	3,477,837
All Current Directors Who Are Not Executive Officers as a Group	534,737
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	11,885,336
On April 14, 2023, the last reported sale price of our common stock at the close of business on the Nasdaq Global Select Market was $42.45 per share.
ADMINISTRATION
The A&R 2011 Plan is administered by our board. Our board has the authority to grant awards and adopt, amend, and repeal the administrative rules, guidelines and practices relating to the A&R 2011 Plan and to interpret the provisions of the A&R 2011 Plan and any award agreements entered into under the A&R 2011 Plan. Pursuant to the terms of the A&R 2011 Plan, our board may delegate authority under the A&R 2011 Plan to one or more committees or subcommittees of the board and may delegate the power to grant certain awards and such other authority under the A&R 2011 Plan as the board may determine to one or more of our officers. Our board has authorized our compensation committee to administer certain aspects of the A&R 2011 Plan, including the granting of options and RSUs to executive officers, and has authorized a committee of the board, consisting of our chief executive officer, to grant options and RSUs to non-executive employees, subject to limitations set by the compensation committee.
Subject to any applicable limitations contained in the A&R 2011 Plan, our compensation committee selects the recipients of awards and determines:
•
the number of shares of our common stock covered by options and the dates upon which the options become exercisable;

•
the exercise price of options (which may not be less than 100%, or 110%, as applicable, of the fair market value of our common stock);

•
the duration of the options (which may not exceed 10 years, or five years, as applicable); and

•
the number of shares of our common stock subject to any SAR, award of restricted stock,

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RSU or other stock-based award and the terms and conditions of such awards, including conditions for repurchase, issue price, measurement price, repurchase price and vesting.
The board is required to make equitable adjustments to the A&R 2011 Plan and any outstanding awards to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs and other similar changes in capitalization, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend.
The A&R 2011 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of Pacira with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

REORGANIZATION EVENTS
In connection with a reorganization event, the board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than those relating to restricted stock on such terms as the board determines:
(i)
provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

(ii)
upon written notice to a recipient, provide that all of the recipient’s unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the recipient (to the extent then exercisable) within a specified period following the date of such notice,

(iii)
provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event,

(iv)
in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation of the reorganization event a cash payment for each share surrendered in the reorganization event, which we refer to as the acquisition price, make or provide for a cash payment to recipients with respect to each award held by a recipient equal to (A) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of  (I) the acquisition price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award,

(v)
provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the applicable exercise, measurement or purchase price and any applicable tax withholdings), and

(vi)
any combination of the foregoing.

In taking any such actions, the board is not obligated by the A&R 2011 Plan to treat all awards, all awards held by a recipient, or all awards of the same type, identically.
Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless the board determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, the board may provide for termination or deemed satisfaction of such repurchase or other rights in the restricted stock agreement or any other agreement between a recipient and us. Upon the occurrence of a reorganization event involving our liquidation or dissolution, unless otherwise provided for in the restricted stock agreement or any other agreement between a recipient and us, all restrictions, and conditions on all restricted stock then outstanding will automatically be deemed terminated or satisfied.
In the case of outstanding RSUs that are subject to Section 409A of the Code: (i) if the applicable RSU agreement provides that the RSUs will be settled upon a “change of control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a “change of control event”, then no assumption or substitution shall be permitted and the RSUs shall instead be

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settled in accordance with the terms of the applicable RSU agreement; and (ii) the board may only provide for (x) acceleration of the vesting of the RSUs, (y) termination of the RSUs in exchange for an amount equal to the acquisition price over the purchase price and any applicable tax withholdings or (z) conversion of the RSUs into the right to receive liquidation proceeds if the reorganization event constitutes a “change of control event” as defined under Treasury Regulation Section 1.409
A‑3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code. If the reorganization event is not a “change of control event” or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs, then the unvested RSUs will terminate immediately prior to the consummation of the reorganization event without any payment in exchange.

SUBSTITUTE AWARDS
In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate of it. Substitute awards may be granted on such terms, as our board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the A&R 2011 Plan. Substitute awards will not count against the A&R 2011 Plan’s overall share limit or any sublimit in the A&R 2011 Plan, except as may be required by the Code.

REPRICING
Except as provided for in connection with a change in our capitalization or a reorganization event, the A&R 2011 Plan provides that we may not, without stockholder approval:
•
amend any outstanding stock option or SAR granted under the A&R 2011 Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding award;

•
cancel any outstanding option or SAR (whether or not granted under the A&R 2011 Plan) and grant in substitution therefor new awards under the A&R 2011 Plan (other than as substitute awards as described above) covering the same or a different number of shares of our common stock and having an exercise or measurement price per share lower than the then-current exercise or measurement price per share of the cancelled award;
•
cancel in exchange for cash any outstanding stock options or SARs that then have exercise or measurement prices per share above the then-current fair market value of our common stock; or take any other action that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

AUTHORIZATION OF SUB-PLANS
Our board may establish sub-plans under the A&R 2011 Plan to satisfy applicable securities, tax, or other laws of various jurisdictions.
AMENDMENT OR TERMINATION
No award may be granted under the A&R 2011 Plan after June 13, 2033, which, assuming the A&R 2011 Plan is approved by stockholders at the Annual Meeting, will be 10 years from the date of stockholder approval, but awards previously granted may extend beyond that date. Our board may amend, suspend or terminate the A&R 2011 Plan or any portion of the plan at any time, except that stockholder approval may be required to comply with certain applicable law or stock market requirements.
Other than with respect to repricings, our board may amend, modify, or terminate any outstanding award, subject to limitations set forth in the A&R 2011 Plan. Such actions will require the approval of a recipient, unless our board determines that the action does not materially and adversely affect such recipient’s rights under the A&R 2011 Plan or the change is permitted under the A&R 2011 Plan.

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U.S. Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the A&R 2011 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

INCENTIVE STOCK OPTIONS
A recipient will not recognize income upon the grant of an incentive stock option. Also, except as described below, a recipient will not recognize income upon exercise of an incentive stock option if the recipient has been employed by our Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the recipient exercises the option. If the recipient has not been so employed during that time, then the recipient will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the recipient to the alternative minimum tax.
A recipient will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the recipient sells the stock. If a recipient sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a recipient sells the stock prior to satisfying these waiting periods, then the recipient will have engaged in a disqualifying disposition and a portion of the profit may be ordinary income and a portion may be capital gain. The portion constituting ordinary income is equal to any excess of the value of the stock on the date the recipient exercised the option over the exercise price, and any remaining profit would constitute capital gain. This capital gain will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term. If a recipient sells the stock at a loss (sales proceeds are less than the exercise price), then the recipient will not recognize ordinary income, and the loss will be a capital loss. This capital loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.

NONSTATUTORY STOCK OPTIONS
A recipient will not recognize income upon the grant of a nonstatutory stock option. A recipient will recognize compensation income upon the exercise of a nonstatutory stock option equal to any excess of the value of the stock on the day the recipient exercised the option over the exercise price. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the recipient’s basis in the stock, which generally is equal to the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term.

STOCK APPRECIATION RIGHTS
A recipient will not recognize income upon the grant of a SAR. A recipient generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of any stock received upon exercise of a SAR, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.

RESTRICTED STOCK AWARDS
A recipient will not recognize income upon the grant of restricted stock that is subject to vesting conditions unless an election under Section 83(b) of the Code is made by the recipient within 30 days of the date of grant. If a timely 83(b) election is made by the recipient, then the recipient will recognize

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compensation income equal to any excess of the value of the stock over any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the date of grant. This capital gain or loss will be long-term if the recipient held the stock for more than one year and one day from the grant date, and otherwise will be short-term. If the stock is forfeited due to the failure to satisfy the vesting conditions, then the recipient would not receive any deduction or loss with respect to the amount included in income by reason of the Section 83(b) election.
If the recipient does not make an 83(b) election, then as the vesting conditions become satisfied, the recipient will recognize compensation income equal to any excess of the value of the stock on the vesting date over any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the vesting date. Any capital gain or loss will be long-term if the recipient held the stock for more than one year from the applicable vesting date and otherwise will be short-term.

RESTRICTED STOCK UNITS
A recipient will not recognize income upon the grant of an RSU award. A recipient is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU award vests, the recipient will recognize income on the date the stock is transferred to the recipient in an amount equal to any excess of the fair market value of the stock on such date over the purchase price, if any, paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the date of transfer. Any capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.

OTHER STOCK-BASED AWARDS
The tax consequences associated with any other stock-based award granted under the A&R 2011 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the recipient under the award and the recipient’s holding period and tax basis for the award or underlying common stock.

TAX CONSEQUENCES TO US
We generally will be entitled to an equivalent deduction to the extent that a recipient recognizes compensation income. Any such deduction may be subject to limitations under the Code, including Section 162(m).

EQUITY COMPENSATION PLAN INFORMATION
We currently have three equity compensation plans under which shares are currently authorized for issuance: our 2011 Plan, our Amended and Restated 2014 Employee Stock Purchase Plan (the “2014
ESPP”) and our 2014 Inducement Plan. The following table provides information regarding securities authorized for issuance as of December 31, 2022 under our equity compensation plans:

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Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders:
2011 Plan	7,394,772(1)	$52.33(1)	573,116(3)
2014 ESPP	—	—	519,650
Equity compensation plans not approved by stockholders:
2014 Inducement Plan (4)	23,515(2)	$64.21	138,924(3)
Total	7,418,287	$52.38(1)	1,231,690(3)

(1)
Includes 6,248,079 shares subject to outstanding stock options and 1,146,693 shares subject to unvested RSUs. The weighted-average exercise price for the 2011 Plan only relates to the outstanding stock options.

(2)
Consists only of outstanding stock options.

(3)
Awards issuable under the 2011 Plan and the 2014 Inducement Plan include stock options, SARs, restricted stock, RSUs and other stock-based awards.

(4)
On April 15, 2014, as an inducement to accept employment with our Company, we granted to 17 new non-executive employees an option to purchase shares of our common stock with an exercise price of  $64.21 per share, the closing price of our common stock as reported on the Nasdaq Global Select Market on April 15, 2014, under our 2014 Inducement Plan as approved by our board. Each option has a 10-year term and vested with respect to 25% of the option shares on the first anniversary of the employee’s commencement of employment with us, with the remaining option shares having vested in equal monthly installments over the 36 months thereafter, subject to continued employment with us as of each vesting date. The material terms of the 2014 Inducement Plan are substantially similar to the 2011 Plan.

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Compensation Discussion and Analysis

57	COMPENSATION DISCUSSION AND ANALYSIS
57	I. Executive Summary
58	2022 Company Performance
60	Executive Compensation Highlights
62	Compensation Governance Highlights
63	2022 Say-on-Pay Vote
63	II. Executive Compensation Philosophy and Objectives
64	III. Role of Compensation Committee, Management and Compensation Consultant
64	IV. Peer Group
65	V. Elements of Our Executive Compensation Program
65	Base Salaries
66	Annual Incentive Bonuses
67	2022 Cash LTIP Targets and Earned Awards
70	Equity Incentive Awards
71	VI. Other Compensation Policies and Practices
71	Other Employment Benefits
71	Severance and Change of Control Arrangements
72	Clawback Policy
72	Anti-Hedging and Anti-Pledging Policy
72	Tax Considerations
72	Accounting Considerations

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
This Compensation Discussion and Analysis provides information about our executive compensation program as it relates to the following
“named executive officers” whose compensation information is presented in the tables and accompanying narratives following this discussion:

David Stack	Charles A. Reinhart, III	Kristen Williams	Daryl Gaugler	Anthony Molloy
Chief Executive Officer (CEO) and Chairman	Chief Financial Officer	Chief Administrative Officer and Secretary	Chief Operating Officer	Chief Legal and Compliance Officer

I.
EXECUTIVE SUMMARY

The primary objective of our executive compensation program is to attract and retain superior executive talent by providing competitive incentives to reward our executives for performance and aligning executive interests with those of our stockholders and the long-term strategic goals and objectives approved by our board.

Our compensation program is made up of the following direct compensation elements:
		Element	Purpose
FIXED	Short- Term	BASE SALARY
•
To attract and retain executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility, and experience.

VARIABLE		ANNUAL CASH INCENTIVE	• To motivate and reward the achievement of our annual goals.
	Long- Term	CASH LTIP
•
To motivate and reward the achievement of our annual goals in key metrics that are aligned with shareholder value creation and to promote the long-term retention of our executives and key management personnel.

EQUITY AWARDS
•
To align executives’ interests with the interests of stockholders through equity-based compensation to ensure focus on long-term shareholder value creation and the Company’s strategic objectives, and to promote the long-term retention of our executives and key management personnel.

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2022 Company Performance
•
In 2022, we reported record total revenues, driven by EXPAREL net product sales of $536.9 million, ZILRETTA net product sales of $105.5 million, and ioveraº net product sales of $15.3 million.

•
The USPTO issued Patent Nos. 11,304,904, and 11,311,486 in April 2022, Patent No. 11,357,727 in June 2022, and Patent No. 11,452,691 in October 2022, which is a chemical composition patent. These patents are listed in the FDA Approved Drug Products with Therapeutic Equivalence Evaluations (the “Orange Book”). With these new patents, there are currently eight EXPAREL patents listed in the Orange Book, each with an expiration date of January 22, 2041. We also received a Notice of Allowance from the USPTO for a U.S. Patent Application that is a product by process patent for EXPAREL. After issuance, we intend to submit this patent for listing in the Orange Book.

•
In September 2022, we announced positive topline results from two Phase 3 registration studies of EXPAREL as a single-dose nerve block for postsurgical regional analgesia in lower extremity surgeries. The first study was a single-dose femoral nerve block in the adductor canal for total knee arthroplasty and the second was a single-dose sciatic nerve block in the popliteal fossa for bunionectomy. Both studies achieved the primary and key secondary endpoints of statistically significant reductions in postsurgical pain and opioid consumption through 96 hours when compared to the active comparator bupivacaine. We believe these data provide strong evidence for label expansion to include these two new indications and should support a superiority claim for EXPAREL over bupivacaine in the new label. Adding these two additional nerve block indications will significantly extend our reach into surgeries of the knee, medial lower leg, foot, and ankle, representing more than 3 million annual procedures. With these positive results, we submitted an sNDA to the FDA in January 2023 seeking expansion of the EXPAREL label to include femoral nerve block in the adductor canal. The FDA action date under the PDUFA is November 13, 2023.
•
In October 2022, we enrolled EXPAREL in the 340B drug pricing program. Participation in 340B provides the opportunity to expand access to uninsured or low-income patients—these two populations are particularly vulnerable to the surgical gateway of opioid addiction and can benefit greatly from EXPAREL-based opioid-sparing regimens. We are also supporting legislation, such as the NO PAIN Act, which was signed into law in December 2022. This important legislation will mandate CMS reimbursement for non-opioid postsurgical pain treatments in outpatient settings beginning in 2025. NO PAIN will provide a reimbursement pathway for nearly 20 million EXPAREL-relevant market procedures with commercial and self-insured payers expected to follow CMS. We are actively monitoring efforts to accelerate implementation prior to 2025, either through a technical amendment or regulation. We believe policymakers in Washington will appreciate the urgency for improving access to non-opioid options given that more than 107,000 Americans died of a drug overdose in the 12-month period ended March 2022, with more than two-thirds of those deaths involving opioids.

•
In November 2022, both the European Medicines Agency’s Committee for Medicinal Products for Human Use and the Medicines and Healthcare Products Regulatory Agency approved marketing authorization for an expanded indication of EXPAREL to include use in children aged six years and older as a field block for treatment of somatic post-operative pain from small- to medium-sized surgical wounds. The positive opinion was based on the results of the Phase 3 PLAY study of EXPAREL infiltration in pediatric patients undergoing spinal or cardiac surgeries. Overall findings were consistent with the pharmacokinetic and safety profiles for adult patients with no safety concerns identified at a dose of 4 mg/kg. The EMA’s approval is applicable to all 27 European

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Union member states plus Iceland, Norway, and Liechtenstein. EXPAREL was initially approved by the European Commission and in the U.K. in November 2020 as a brachial plexus block or femoral nerve block for treatment of post-operative pain in adults, and as a field block for treatment of somatic post-operative pain from small- to medium-sized surgical wounds in adults.

The following chart highlights the growth of our net product sales by quarter for the last three years:
Quarterly Net Product Sales 2020-2022 ($ in millions)
Note:   The impact of the COVID-19 pandemic on net product sales began in mid-March 2020, and ZILRETTA net product sales began on November 19, 2021, the date we completed the acquisition of Flexion Therapeutics, Inc.
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Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect an overall pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.
CEO COMPENSATION
Mr. Stack’s 2022 target total compensation is aligned with the compensation committee’s philosophy that Mr. Stack’s target cash compensation approximates the midpoint of the 50th and 75th percentiles of our peer group and his equity compensation approximates the 50th percentile of our peer group. Mr. Stack’s target total 2022 compensation, inclusive of the target opportunity under the Cash LTIP, was positioned between the competitive 50th and 75th percentiles of our peer group which reflects performance and retention considerations and Mr. Stack’s extensive experience and tenure as CEO. The compensation committee approved a 3% merit increase in Mr. Stack’s base salary for 2022. In approving the increase in salary, the compensation committee considered the competitive market data, as well as performance.
Mr. Stack’s annual incentive payment of 80% of target reflects our 2022 operational and financial performance. The compensation committee approved annual incentive bonuses at 80% as Mr. Stack oversaw the successful integration of the Flexion business into ours, the issuance of four new Orange Book-listed patents for EXPAREL, two positive Phase 3 registration studies of EXPAREL as a single-dose nerve block for postsurgical regional analgesia in lower extremity surgeries, other product pipeline achievements, and enrolling EXPAREL in the 340B drug pricing program which provides access to EXPAREL for uninsured or low-income patients.
Mr. Stack did not earn his 2022 cash LTIP target award as the Company did not meet the threshold level of performance for either our net product sales or adjusted EBITDA financial metrics. Additionally, the ultimate value of equity grants is dependent on our stock price and reflects the compensation committee’s attempt to further incent Mr. Stack and align his compensation with the long-term interests of our stockholders, while providing a strong retention tool. Mr. Stack’s target total 2022 compensation was positioned between the 50th and 75th percentiles of our peer group as a result. The compensation committee evaluates the compensation of our CEO holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets, and equity awards.

2022 CEO Compensation Components
This chart represents the target values granted to our CEO, David Stack, in 2022. Actual amounts earned can be found in “Compensation Discussion and Anaylsis” beginning on page 57.

Restricted
Stock Units
11%
Base Salary
12%
FIXED
12%
Annual
Incentive Bonus
10%
VARIABLE
88%
Short-
Term
22%
Cash LTIP
10%
Long-Term
78%
EQUITY
AWARDS
68%
Stock Options
57%

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OVERALL REASONABLE EXECUTIVE COMPENSATION PROGRAM
The compensation committee targets total cash compensation at the midpoint of the 50th and 75th percentile of our peer group and equity award values at the 50th percentile of our peer group, subject to adjustments that account for performance, tenure, organizational criticality, and internal equity considerations. The total value of long-term incentives, including the Cash LTIP, is targeted between the competitive 50th and 75th percentiles.
The compensation committee evaluates the compensation of our named executive officers holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets, and equity awards, and has determined that the targeted total compensation of our named executive officers is aligned with the competitive market.

Annual Incentive Bonus
Our annual incentive bonus opportunity is contingent on our financial and business performance, and in 2022 was paid out at 80% of target for all named executive officers, reflecting the fact that we:
•
successfully integrated the Flexion business into ours;

•
were issued four new Orange Book-listed patents for EXPAREL;

•
completed two positive Phase 3 registration studies of EXPAREL as a single-dose nerve block for postsurgical regional analgesia in lower extremity surgeries;

•
made other product pipeline achievements; and

•
enrolled EXPAREL in the 340B drug pricing program which provides access to EXPAREL for uninsured or low-income patients.

Equity Grants
In 2022, the compensation committee granted our chief executive officer an approximate equity mix of 75% stock options and 25% RSUs and our other named executive officers an approximate equity mix of 50% stock options and 50% RSUs to help manage burn rate considerations, yet maintain a focus on shareholder value creation. The grant date fair value of equity grants is based on a Black-Scholes valuation model with respect to stock options and on our closing stock price on the date of grant with respect to RSUs, and reflects the compensation committee’s attempt to further incent and align the long-term interests of our executives with those of our stockholders, while providing a strong retention tool.

Cash Long-Term Incentive Plan
The LTIP is intended to:
•
motivate and reward participants to drive shareholder value by achieving certain performance goals; and

•
further enhance retention and was implemented based on feedback we received from shareholders.

Unlike the annual cash incentive bonus opportunity which is short-term in nature and is not based solely on financial metrics and a TSR multiplier (which further aligns executives’ interests with those of shareholders), the LTIP provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period (January 1 through December 31 of each calendar year), with the potential award amount ranging from 0% to 225% of the target cash award. There is also a retention element—if the performance goals are achieved, the LTIP awards will then vest in full after a three-year vesting period, subject to the participant’s continued employment (except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the compensation committee). Payment of any earned awards will occur within 60 days following the end of the three-year vesting period, subject to the employee’s continued employment on such date.
No executive officer earned a cash LTIP payment in 2022 as the Company did not meet the threshold level of performance for either equally-weighted financial metric.

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Total Target Compensation Mix
These charts represent the target values granted to our CEO and the average of our other named executive officers in 2022. Actual amounts earned can be found in “Compensation Discussion and Anaylsis” beginning on page 57.

Compensation Governance Highlights
In order to further align the long-term interests of management with those of our stockholders and align our compensation program with best practices, the compensation committee has established the following policies and practices:

Things We Do	Things We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant whose independence is reviewed annually by the Compensation Committee

Annual Say-on-Pay vote

Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason

Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company

Minimum non-employee director stock ownership guidelines • NEW IN 2022 •

Pay-for-performance philosophy

Active stockholder engagement on compensation topics

No excise tax gross-ups in the event of a change of control

No pensions or any other enhanced benefit programs beyond those typically available to all employees.

Limited perquisites

No hedging or pledging of company stock

No option repricing without shareholder approval

No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

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2022 Say-on-Pay Vote
At our annual meeting of stockholders in June 2022, we held an advisory stockholder vote to approve the compensation of our named executive officers, which we refer to as say-on-pay. The compensation of our named executive officers reported in our 2021 proxy statement was approved by almost 91% of the votes cast at the 2022 annual meeting of stockholders.
The compensation committee believes this affirms our stockholders’ support of our approach to executive compensation, and, as a result, the compensation committee did not make any significant changes to our executive compensation program for 2022. The compensation committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

Average Historical Say-on-Pay Support >90%

stockholder approval over the last 4 years

100%
75%
50%
25%
0%
93.8%
89.1%
89.4%
90.6%
2019
2020
2021
2022

II.
EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our primary objective with respect to executive compensation is to attract, retain, and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

1. Provide competitive incentives that reward the achievement of performance goals that are designed to directly correlate to the enhancement of stockholder value
2.
Align the interests of our executives with those of our stockholders through the use of equity grants by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value

	3. Provide long-term incentives that promote executive retention	4. Align our executives with the long-term strategic goals and objectives approved by our board
To achieve these objectives, our executive compensation program ties a significant portion of each named executive officer’s overall compensation to key pre-determined, objective corporate financial goals and to individual performance and goals. We have also historically provided a portion of our executive compensation in the form of equity awards that vest over time, which we believe helps to retain our named executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.

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III.
ROLE OF COMPENSATION COMMITTEE, MANAGEMENT AND COMPENSATION CONSULTANT

Our compensation committee makes all compensation decisions regarding our named executive officers. Our compensation committee is charged with, among other things, the responsibility of reviewing our named executive officer compensation policies and practices to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our named executive officers is consistent with our performance and is fair, reasonable, and competitive with companies within our industry.
Our chief executive officer annually reviews the performance of each of our named executive officers, other than himself, and, based on these reviews, makes recommendations to our compensation committee regarding salary adjustments, annual incentive bonus payments, cash LTIP awards, and equity incentive awards for such named executive officers. The compensation committee believes it is valuable to consider the recommendations of our chief executive officer with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the compensation committee with perspective into the performance of our executive officers in light of our business at a given point in time.
While the compensation committee considers the chief executive officer’s reviews and recommendations, the compensation committee decides the compensation of our named executive officers and also considers, among other things, company and individual performance, peer group data, and recommendations from Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the compensation committee’s independent compensation consultant, as further described below.
As part of the 2022 compensation process, our compensation committee retained Aon as its independent compensation consultant. Aon has served in this capacity since 2011. Aon provided advisory services with respect to executive and equity compensation and a competitive assessment of compensation for non-executives and sales personnel, in each case, as directed by the compensation committee. Aon provides additional services to management in the areas of non-executive compensation (including deferred compensation), with all activities being reviewed and approved by the chair of the compensation committee before any services are provided.
Prior to engaging Aon, our compensation committee considered the independence of Aon in accordance with the terms of the compensation committee’s charter and applicable regulations mandated by Nasdaq and the SEC. After conducting this assessment, our compensation committee did not identify any conflicts of interest with respect to Aon and concluded that Aon was independent. The compensation committee took the results of Aon’s comparative analyses of our peer group (as described below), as well as the considerations provided by Aon with respect to components and levels of compensation for our named executive officers, under advisement and as a reference point in determining competitive market practice in our industry. The compensation committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and worth and other subjective factors in establishing and approving the various elements of our executive compensation program for 2022.

IV.
PEER GROUP

For 2022, our compensation committee identified certain peer group data with the assistance of Aon. Our peer companies are selected from publicly-traded pharmaceutical and biotechnology companies based in the U.S. and then further refined to more closely align with us based on:
•
revenue,

•
market capitalization, and

•
employee headcount.

The compensation committee also takes into consideration:
•
stage of development,

•
growth in revenue, and

•
stock price

At the time the peer group was approved by the compensation committee in October 2021 based on analysis and recommendations from Aon, our market capitalization was positioned at approximately the 37th percentile of our peer group, and our annual revenue was positioned at approximately the 65th percentile of our peer group. The compensation committee believes that the companies selected to our peer group are broadly comparable to us and

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represent our labor market for talent for key leadership positions. Our compensation committee annually reviews our peer group with Aon to determine if adjustments are necessary to ensure that it continues to be relevant or if additional peer companies or groups are necessary to provide appropriate information on market practices and compensation levels.

Our peer group for 2022 compensation purposes was as follows:
• ACADIA Pharmaceuticals, Inc.	• Collegium Pharmaceutical, Inc.	• Organogenesis Holdings, Inc.
• Agios Pharmaceuticals, Inc.	• Corcept Therapeutics, Inc.	• PTC Therapeutics, Inc.
• Alkermes plc	• Emergent BioSolutions, Inc.	• Retrophin Corporation
• Amicus Therapeutics, Inc.	• Exelixis, Inc.	• Supernus Pharmaceuticals, Inc.
• Blueprint Medicines Corporation	• Halozyme Therapeutics, Inc.	• Ultragenyx Pharmaceutical, Inc.
• CareDx, Inc.	• Ionis Pharmaceuticals, Inc.	• United Therapeutics Corporation
• Coherus BioSciences, Inc.	• Ironwood Pharmaceuticals, Inc.
 Company added to peer group in 2022
For 2022, the compensation committee removed Intercept Pharmaceuticals, Inc, Nektar Therapeutics, Inc., and Repligen, Inc. due to their revenues or market capitalization now falling significantly outside the peer group criterion, and added Blueprint Medicines Corporation, CareDx, Inc., and Organogenesis Holdings, Inc. due to being aligned to most or all the peer criterion and being potential executive talent competitors.
V.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

The primary elements of our executive compensation program are:

Base Salaries
We use competitive base salaries to attract and retain qualified executives with the knowledge, skills and abilities necessary to successfully execute their job responsibilities to help us achieve our growth and performance goals. Base salaries are intended to recognize a named executive officer’s immediate contribution to our organization, as well as his or her experience, knowledge and responsibilities.
Our compensation committee annually evaluates adjustments to named executive officer base salary levels, including:
•
recommendations from our chief executive officer (for named executive officers other than himself);

•
the named executive officer’s skills and experience;

•
the particular importance of the named executive officer’s position to us;

•
the named executive officer’s individual performance;

•
the named executive officer’s growth in his or her position, and

•
the results of Aon’s comparative assessment regarding base salaries for comparable positions at peer companies.

After considering the above factors, in January 2022, our compensation committee approved merit

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increases to the 2022 base salary for each of our named executive officers. The 2022 base salaries of our named executive officers are below:
Named Executive Officer	2022 Base Salary ($)	Increase (Decrease) over 2021 Base Salary
David Stack	910,108	3.0%
Charles A. Reinhart, III	475,000	3.2%
Kristen Williams (1)	450,925	(12.4)%
Daryl Gaugler (2)	485,000	N/A
Anthony Molloy (3)	400,000	N/A

(1)
Ms. Williams took a base salary reduction in 2022 to reflect her intention to reduce her amount of business travel.

(2)
Mr. Gaugler was promoted to Chief Operating Officer in May 2022 and received an increase in connection his promotion at that time.

(3)
Mr. Molloy was promoted to Chief Legal and Compliance Officer in December 2021 and received an increase in connection his promotion at that time.

Annual Incentive Bonuses
The compensation committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals that provide our named executive officers additional incentive to outperform our financial goals, increase stockholder value and ensure that we attract and retain talented named executive officers. Each year, the compensation committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices.
These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the LTIP, as discussed below.
2022 ANNUAL INCENTIVE BONUS TARGETS AND PAYOUTS
For 2022, the targets for our named executive officers and actual payouts were as follows:
	2022 Annual Incentive Bonus (as a Percentage of Base Salary)
Named Executive Officer	Target	Actual Payment(1)(2)
David Stack	85%	68.0%
Charles A. Reinhart, III	50%	40.0%
Kristen Williams	50%	40.0%
Daryl Gaugler	50%	38.7%(3)
Anthony Molloy	50%	40.0%

(1)
The corresponding amounts earned for the 2022 Annual Incentive Bonus are included in the “Bonus” column of the Summary Compensation Table, which can be found on page 74.

(2)
The figures in this table relate to the 2022 Annual Incentive Bonus and do not reflect one-time transaction bonuses in the amount of  $150,000 to Ms. Williams and $100,000 to each of Messrs. Reinhart and Gaugler for their efforts in quickly and successfully completing the financial and operational integration of Flexion and Pacira. These one-time transaction bonuses are included in the “Bonus” column of the Summary Compensation Table, which can be found on page 74.

(3)
Mr. Gaugler was promoted to Chief Operating Officer in May 2022 and, as a result, his 2022 bonus was prorated based on his partial year service as Senior Vice President, Commercial Operations prior to that time.

Our compensation committee assesses the achievement of corporate and individual goals and performance at the end of each fiscal year to determine, on a discretionary basis, the appropriate bonus for each named executive officer. In addition to financial goals, other factors considered in determining performance include corporate goals related to manufacturing, clinical, regulatory, marketing, and business development, among others.
The 2022 annual incentive bonus was paid at 80% of target, which reflects the Company’s 2022 operational and financial performance. The compensation committee approved annual incentive bonuses at 80% based on the successful integration of the Flexion business into ours, the issuance of four new Orange Book-listed patents for EXPAREL, two positive Phase 3 registration studies of EXPAREL as a single-dose nerve block for postsurgical regional analgesia in lower extremity surgeries that informed our sNDA submission with a PDUFA action date of November 13, 2023, other product pipeline achievements, and enrolling EXPAREL in the 340B drug pricing program which provides access to EXPAREL for uninsured or low-income patients.

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Special Transaction Bonuses
The compensation committee also has the authority to award discretionary cash bonuses to our executive officers in the event of extraordinary short-term efforts and achievements, retention, or other recognition purposes, as it did in the form of one-time transaction bonuses in the amount of $150,000 to Ms. Williams and $100,000 to each of Messrs. Reinhart and Gaugler for their efforts in quickly and successfully completing the financial and operational integration of Flexion and Pacira. These one-time transaction bonuses are included in the “Bonus” column of the Summary Compensation Table, which can be found on page 74.

2022 Cash LTIP Targets and Earned Awards
The purpose of the LTIP is to provide select employees of the Company and its subsidiaries (including our CEO and named executive officers) the opportunity to receive long-term cash incentive awards. The LTIP is intended to (i) motivate and reward participants for increasing stockholder value by achieving certain objective, pre-determined performance goals, including relative shareholder return and (ii) enhance executive retention in a highly competitive talent market. The compensation committee believes that an annual cash incentive plan that offers significant awards to our named executive officers for meeting or exceeding Company performance goals provides our named executive officers additional incentive to meet or exceed our strategic Company goals and ensures that we attract and retain talented named executive officers. Notably, the LTIP differs from the annual incentive bonus opportunity in that the metrics are objective, the relative shareholder return further aligns our executives with shareholders, and there is an added retention element (an additional three-year vesting period after the performance year) that does not exist with the annual incentive bonus opportunity. The annual incentive bonus opportunity also features discretionary aspects, including other corporate and individual goals which are both qualitative and quantitative in nature. Further, unlike the annual incentive bonus opportunity, individual performance in a given year does not factor into the LTIP results.
The LTIP provides cash awards to participants based on the achievement of certain Company performance goals during each applicable performance period from January 1 through December 31 of each calendar year, with the potential award amount ranging from 0% to 225% of the target cash award. The two financial metrics of net revenue and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) are intended to drive topline growth and increased profitability, respectively. The result is then multiplied by a relative total stockholder return (“TSR”) modifier, as further explained below. If the performance goals are achieved, the LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the compensation committee. Payment of any earned awards will occur within 60 days following the end of the three-year vesting period. Awards earned under the LTIP are separate from those earned under our annual incentive bonus program.
For 2022, the cash LTIP targets for our named executive officers were as follows:
Named Executive Officer	2022 LTIP Target (as a Percentage of Base Salary)
David Stack	85%
Charles A. Reinhart, III	50%
Kristen Williams	50%
Daryl Gaugler	50%
Anthony Molloy	50%

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The awards granted under the LTIP for the 2022 performance year were as follows(1):
The LTIP performance metrics were as follows and were equally weighted at 50% each
Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Performance
Net revenue(2)	50%	95% of Target $741.0m	100% of Target $780.0m	105% of Target $819.0m	84.2% of Target $657.0m
Adjusted EBITDA(3)	50%	90% of Target $297.0m	100% of Target $330.0m	110% of Target $363.0m	66.0% of Target $217.7m

(1)
The 2022 LTIP targets exclude the impact of net revenue and expenses from our operations in Europe due to the uncertainty of these operations in the first full year of EXPAREL commercialization abroad and exclude net revenue and cost of goods sold for sales to our third-party partner for our liposome bupivacaine injectable suspension in veterinary use because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns. These items are not intended to positively impact the net revenue metric nor adversely impact the adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) metric. Additionally, the figures reported here will not be comparable with our consolidated financial results as reported in our latest Annual Report on Form 10-K, filed with the SEC on February 28, 2023.

(2)
Net revenue includes all gross revenues less product returns, allowances, prompt payment discounts, wholesaler service fees, volume rebates, chargebacks, and similar items of variable consideration, as applicable. For the 2022 LTIP performance year, net revenue and royalties for sales to our third-party partner for our liposome bupivacaine injectable suspension in veterinary use was excluded because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns.

(3)
Adjusted EBITDA includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies. In 2022, adjusted EBITDA included adjustments to GAAP net income for: interest income and expense, income tax benefits, depreciation expense, amortization of acquired intangible assets, acquisition-related charges, stock-based compensation, the step-up of acquired inventory to fair value, and an impairment loss on an investment.

Note: Performance and payouts in between levels is calculated on a straight-line basis.
The performance against the two LTIP performance metrics are equally weighted to determine the potential award, which is then subject to the application of the TSR payout modifier.
The relative TSR modifier based on the Company’s level of achievement against the companies comprising the S&P Pharmaceuticals Select Industry Index is applied to the earned payout resulting from the achievement of the performance metrics as follows:

Percentile Ranking	≤ 50th	55th	60th	65th	70th	≥ 75th	Actual 33.7th
Payout modifier	100%	110%	120%	130%	140%	150%	100%
Note: Performance and payouts in between levels is calculated on a straight-line basis.
For the 2022 LTIP performance period, the Compensation Committee certified a total payout of 0%(1) of target. The achievement levels and associated payouts are shown in the table and graphs below:
Performance Metric or TSR	Performance Level	Result	Payout Achieved
Net revenue	84.2%	$657.0 million	0%
Adjusted EBITDA	66.0%	$217.7 million	0%
Relative TSR	33.7th Percentile	33.7th Percentile	100%

(1)
The average of the payout achieved from each equally weighted performance metric of net revenue and adjusted EBITDA is 0%, and multiplying by the TSR payout modifier of 100% yields the 0% earned payout percentage.

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For the 2022 LTIP performance period, the named executive officers did not earn any payout.
Any payout amounts earned during an LTIP performance period are based on a percentage of each participants base salary at the time the LTIP was approved by the Compensation Committee.

Equity Incentive Awards
We believe that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards:
1.	reward our named executive officers for maximizing stockholder value over time and provide our named executive officers with a strong link to our long-term performance by enhancing their accountability for long-term decision making.
2.	ensure focus on long-term value creation and our strategic objectives, and creates an ownership culture by aligning the interests of our named executive officers with the creation of long-term value for our stockholders.
3.	align the long-term interests of our named executive officers with those of our stockholders.
4.	further our goal of executive retention.
All equity incentive awards granted to our named executive officers are approved by our compensation committee. Equity incentive awards to our named executive officers are made in the form of stock options with exercise prices equal to the closing market price of our common stock on the date of grant and time-vesting RSUs.
In June 2022, the compensation committee granted both stock options and RSU awards to our named executive officers in line with the philosophy of targeting the 50th percentile of our peer group (with the ability to go up to the 75th percentile based on performance) with an approximate mix of 75% options and 25% RSU awards to our chief executive officer and 50% options and 50% RSU awards to our other named executive officers, which vest over a four-year period. The compensation committee believes that the combination of stock options and RSU awards provides the appropriate mix of incentive, motivation, and retention goals to our named executive officers, and helps manage the burn rate, while further aligning their interests with those of our stockholders. The compensation committee determined that time-based vesting of equity awards is appropriate at this time to align our executive officers’ interests with the interests of stockholders, and to promote the long-term retention of our named executive officers.

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Executive Compensation
The equity awards granted to our named executive officers in 2022 were as follows:
Named Executive Officer	Stock Options (#)(2)	RSUs (#)(2)
David Stack	160,900	21,500
Charles A. Reinhart, III	19,900	7,950
Kristen Williams	24,800	9,900
Daryl Gaugler(1)	29,800	12,900
Anthony Molloy(1)	29,800	11,900

(1)
Mr. Gaugler was granted 10,000 stock options and 5,000 RSUs in connection with his promotion to Chief Operating Officer and Mr. Molloy was granted 5,000 stock options and 2,000 RSUs in connection with his promotion to Chief Legal and Compliance Officer, each in addition to their respective annual equity awards granted in June 2022.
(2)
The stock option grants have an exercise price equal to the closing price of our stock price on the grant date, and vest as to 25% of the options shares on the first anniversary of the grant date, with the remaining option shares vesting in equal quarterly installments over the subsequent three years, provided that the named executive officer remains in continuous service with us as of each vesting date. The RSU awards vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date. The compensation committee believes that the grants of these equity awards are an important tool to promote retention of our named executive officers, while also incentivizing our named executive officers to create long-term value for our stockholders.

VI.
OTHER COMPENSATION POLICIES AND PRACTICES

Other Employee Benefits
We maintain broad-based benefits that are provided to all employees, including our:
•
401(k) retirement plan,

•
employee stock purchase plan,

•
flexible spending accounts,

•
medical, dental and vision care plans,

•
healthcare and dependent care savings accounts,

•
flexible work arrangements,

•
remote working opportunities,

•
life insurance,

•
short- and long-term disability policies,

•
paid vacation,

•
paid parental leave,

•
paid sick time, and

•
company holidays.

Our named executive officers are eligible to participate in each of these programs on the same terms as non-executive employees. Separately, as discussed in more detail in “Compensation Tables—Non-Qualified Deferred Compensation Plan,” we maintain a non-qualified deferred compensation plan under which eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers.

Severance and Change of Control Arrangements
We have entered into employment agreements with each of our named executive officers. Each of these agreements provides the named executive officer with certain severance benefits in connection with certain terminations of the executive’s employment both before and after a change of control. The compensation committee believes that reasonable severance and change of control protections for our named executive officers:
•
strengthens our competitive compensation package by providing us with a recruitment and retention benefit,

•
aligns the interests of the named executive officers with those of the stockholders, and

•
ensures continued dedication to the Company in change of control situations that may result in personal uncertainties.

See “Employment Agreements, Severance, and Change of Control Arrangements” below.

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Executive Compensation

Clawback Policy
As of the date of this proxy statement, we do not have a formal compensation recovery policy, often referred to as a “clawback” policy, aside from the clawback provisions for the chief executive officer and chief financial officer under the Sarbanes-Oxley Act of 2002, which provides that the chief executive officer and chief financial officer must reimburse the Company for any bonus or other incentive-based or equity-based compensation received during the twelve-month period following the preparation of an accounting restatement, as a result of misconduct.
Pacira is reviewing the final clawback rule adopted by the SEC that implements the applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and Nasdaq’s related proposed listing standard, in each case relating to recoupment of incentive-based compensation. Pacira will adopt a formal clawback policy in accordance with the new listing standard when the new listing standard becomes effective.

Anti-Hedging and Anti-Pledging Policy
A description of our anti-hedging and anti-pledging policy can be found in “Corporate Governance—Anti-Hedging and Anti-Pledging Policy.

Tax Considerations
Our board and compensation committee will consider the tax impacts of our executive compensation program but retain the flexibility to design and administer compensation programs that are in the best interests of the Company and its stockholders.
Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies to plans, agreements and arrangements that provide for the deferral of compensation, and imposes penalty taxes on employees if those plans, agreements and arrangements do not comply with Section 409A. We have sought to structure our executive compensation arrangements to be exempt from, or comply with, Section 409A.

Accounting Considerations
ASC Topic 718, Compensation—Stock Compensation (referred to as ASC Topic 718), requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, RSUs and performance units under our equity incentive award plans will be accounted for under ASC Topic 718. We will consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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Compensation Committee Report
The compensation committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, the compensation committee recommended to the board of the Company that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee of the Board of Directors of Pacira BioSciences, Inc.
Paul Hastings, Chair	Mark Kronenfeld
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Executive Compensation
Compensation Tables

Compensation Tables—Contents
74	COMPENSATION TABLES
74	Summary Compensation Table
75	Grants of Plan-Based Awards Table
76	Outstanding Equity Awards at Fiscal Year-End Table
77	Option Exercises and Stock Vested Table
78	Non-Qualified Deferred Compensation Plan
79	Employment Agreements, Severance, and Change of Control Arrangements
81	Potential Payments Upon Termination or Change of Control

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned for services rendered during fiscal years 2022, 2021 and 2020 for our chief executive officer, our chief financial officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of 2022. We refer to these individuals as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
David Stack Chief Executive Officer	2022	910,108	618,900	1,276,885	4,030,545	―	14,902	6,851,340
	2021	883,600	751,100	1,085,088	3,701,206	506,777	14,713	6,942,484
	2020	889,935	686,300	1,586,745	6,166,589	―	14,713	9,344,282
Charles A. Reinhart, III Chief Financial Officer	2022	475,000	290,000	472,151	498,495	―	15,582	1,751,228
	2021	460,400	230,200	365,760	416,178	165,030	25,168	1,662,736
	2020	463,692	223,500	600,390	706,355	―	15,168	2,009,105
Kristen Williams Chief Administrative Officer and Secretary	2022	457,046	330,400	472,151	498,495	―	12,188	2,008,835
	2021	515,000	275,000	426,720	485,540	184,602	11,526	1,898,389
	2020	518,462	250,000	667,100	784,839	―	19,846	2,240,247
Daryl Gaugler Chief Operating Officer(5)	2022	469,942	287,900	766,131	746,490	―	20,933	2,291,396
Anthony Molloy Chief Legal and Compliance Officer(6)	2022	400,000	160,000	708,301	764,062	―	21,410	2,053,773

(1)
Amounts include one-time transaction bonuses in the amount of  $150,000 to Ms. Williams and $100,000 to each of Messrs. Reinhart and Gaugler for their efforts in quickly and successfully completing the financial and operational integration of Flexion and Pacira.

(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)
Represents amounts earned under the cash LTIP for the applicable performance year. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

(4)
Amounts represent health, dental, vision, disability, and group term life insurance premiums paid-in full by us. In 2021, for Mr. Reinhart, there is a $10,000 benefit for financial counseling included.

(5)
Mr. Gaugler was promoted to Chief Operating Officer in May 2022. Prior to that time, he most recently served as our Senior Vice President, Commercial Operations.

(6)
Mr. Molloy was promoted to Chief Legal and Compliance Officer in December 2021. Prior to that time, he most recently served as our Senior Vice President, Legal and Compliance.

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GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information for each of our named executive officers regarding plan-based awards granted during fiscal year 2022.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date of Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)
David Stack	Stock Option	6/8/2022	―	―	―	―	160,900	59.39	4,030,545
	RSUs	6/8/2022	―	―	―	21,500	―	―	1,276,885
	Cash LTIP	1/1/2022	386,796	773,592	1,740,582	―	―	―	―
Charles A. Reinhart, III	Stock Option	6/8/2022	―	―	―	―	19,900	59.39	498,495
	RSUs	6/8/2022	―	―	―	7,950	―	―	472,151
	Cash LTIP	1/1/2022	118,750	237,500	534,375	―	―	―	―
Kristen Williams	Stock Option	6/8/2022	―	―	―	―	24,800	59.39	621,240
	RSUs	6/8/2022	―	―	―	9,900	―	―	587,961
	Cash LTIP	1/1/2022	132,625	265,250	596,813	―	―	―	―
Daryl Gaugler(3)	Stock Option	6/8/2022	―	―	―	―	29,800	59.39	746,490
	RSUs	6/8/2022	―	―	―	12,900	―	―	766,131
	Cash LTIP	1/1/2022	110,000	220,000	495,000	―	10,000	―	―
Anthony Molloy	Stock Option	1/4/2022	―	―	―	―	5,000	61.60	142,822
	RSUs	1/4/2022	―	―	―	2,000	―	―	120,340
	Stock Option	6/8/2022	―	―	―	―	24,800	59.39	621,240
	RSUs	6/8/2022	―	―	―	9,900	―	―	587,961
	Cash LTIP	1/1/2022	100,000	200,000	450,000	―	―	―	―

(1)
Amounts represent the threshold, target, and maximum amount that could have been earned under the cash LTIP in 2022. No amounts were ultimately earned in 2022 based on actual performance. As such, for 2022, there are no LTIP earnings reflected in the preceding “Summary Compensation Table”.

(2)
Amounts reflect the aggregate grant date fair value of grants computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

The option grants referenced above vest as to as to 25% of the option shares on the first anniversary of the grant date, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years.
The RSU grants referenced above vest as to 25% of the RSU shares in four equal annual installments, beginning June 3, 2023, except for 2,000 of Mr. Molloy’s RSU grants made on January 4, 2022 as a result of his December 2021 promotion to Chief Legal and Compliance Officer, which vests in 25% of the RSU shares in four equal annual installments beginning January 2, 2023. All vesting is subject to the requirement that the named executive officer remains in continuous service with the Company at the vesting date.
(3)
Reflected in Mr. Gaugler’ s June 8, 2022 grants are 10,000 options and 5,000 RSU’s granted in connection with his May 2022 promotion to Chief Operating Officer.

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Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth certain information with respect to outstanding options and RSUs held by our named executive officers as of December 31, 2022.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
David Stack	6/8/2022	—	—	—	—	21,500(3)	830,115
	6/8/2022	—	160,900(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	13,3500(3)	515,444
	6/9/2021	50,027	83,373(2)	60.96	6/9/2031	—	—
	6/9/2020	—	—	—	—	16,650(3)	642,857
	6/9/2020	171,878	103,122(2)	47.65	6/9/2030	—	—
	6/5/2019	—	—	—	—	5,925(3)	228,764
	6/5/2019	124,338	17,762(2)	43.54	6/5/2029	—	—
	6/13/2018	170,250	—	38.35	6/13/2028	—	—
	6/14/2017	81,000	—	44.20	6/14/2027	—	—
	12/7/2016	60,000	—	32.35	12/7/2026	—	—
	6/15/2016	66,250	—	40.34	6/15/2026	—	—
	6/3/2014	150,000	—	81.00	6/3/2024	—	—
Charles A. Reinhart, III	6/8/2022	—	—	—	—	7,950(3)	306,950
	6/8/2022	—	19,900(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	4,500(3)	173,745
	6/9/2021	5,627	9,373(2)	60.96	6/9/2031	—	—
	6/9/2020	—	—	—	—	6,300(3)	243,243
	6/9/2020	19,690	11,810(2)	47.65	6/9/2030	—	—
	6/5/2019	—	—	—	—	1,100(3)	42,741
	6/5/2019	23,014	3,286(2)	43.54	6/5/2029	—	—
	6/13/2018	30,000	—	38.35	6/13/2028	—	—
	6/14/2017	17,500	—	44.20	6/14/2027	—	—
	12/7/2016	16,000	—	32.35	12/7/2026	—	—
	5/3/2016	70,000	—	51.54	5/3/2026	—	—
Kristen Williams	6/8/2022	—	—	—	—	9,900(3)	382,239
	6/8/2022	—	24,800(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	5,250(3)	202,703
	6/9/2021	6,564	10,936(2)	60.96	6/9/2031	—	—
	6/9/2020	—	—	—	—	7,000(3)	270,270
	6/9/2020	6,562	10,936(2)	47.65	6/9/2030
	6/5/2019	—	—	—	—	1,400(3)	54,054
	6/5/2019	6,336	4,224(2)	43.54	6/5/2029
	6/3/2018	2,953	—	38.35	6/13/2028
	6/3/2015	15,000	—	79.43	6/3/2025
	6/3/2014	40,000	—	81.00	6/3/2024
Daryl Gaugler	6/8/2022	—	—	—	—	12,900(3)	498,069
	6/8/2022	—	29,800(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	4,500(3)	173,745
	6/9/2021	5,627	9,373(2)	60.96	6/9/2031	—	—
	7/2/2020	—	—	—	—	4,000(3)	154,440
	6/9/2020	6,250	3,750(2)	52.37	7/2/2030	—	—
	6/9/2020	12,500	7,500(2)	47.65	6/9/2030	—	—
	7/2/2019	17,500	2,500(2)	42.54	7/2/2029	—	—
	6/4/2018	2,500	—	34.00	6/4/2023	—	—
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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Anthony Molloy	6/8/2022	—	—	—	—	7,950(3)	306,950
	6/8/2022	—	19,900(2)	59.39	6/8/2032	—	—
	1/2/2022	—	—	—	—	2,000(3)	77,220
	1/4/2022	1,251	3,749(2)	61.60	1/4/2032	—	—
	6/9/2021	—	—	—	—	4,500(3)	173,745
	6/9/2021	5,627	9,373(2)	60.96	6/9/2031	—	—
	4/5/2021	4,375	5,625(2)	68.89	4/5/2031	—	—
	6/9/2020	—	—	—	—	4,400(3)	169,884
	6/9/2020	13,750	8,250(2)	47.65	6/9/2030	—	—
	6/5/2019	—	—	—	—	1,100(3)	42,471
	6/5/2019	23,014	3,286(2)	43.54	6/5/2029	—	—
	6/13/2018	1,750	—	38.35	6/13/2028	—	—
	5/2/2018	625	—	34.38	5/2/2028	—	—
	9/15/2015	4,000	—	67.00	9/15/2025	—	—
	6/3/2015	5,500	—	79.43	6/3/2025	—	—
	6/3/2014	5,000	—	81.00	6/3/2024	—	—
	1/3/2014	12,500	—	56.32	1/3/2024	—	—

(1)
Based on the fair market value of our common stock of   $38.61 per share, which was the closing price of our common stock on December 30, 2022, the last trading day of 2022, as reported on the Nasdaq Global Select Market.

(2)
The stock options vest with respect to 25% of the shares on the first anniversary of either the grant date or employment start date, and vests with respect to the remaining shares in approximately equal successive quarterly installments over 36 months thereafter, provided that the named executive officer remains in continuous service with us as of each vesting date.

(3)
Represents RSUs that vest in four equal annual installments beginning on approximately the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information for each of our named executive officers regarding stock options exercised and stock vested during 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
David Stack	73,670	4,368,755	25,793	1,658,748
Charles A. Reinhart, III	—	—	7,000	450,170
Kristen Williams	36,952	857,704	8,616	554,224
Daryl Gaugler	2,500	115,000	3,500	225,085
Anthony Molloy	22,500	802,073	5,550	356,921

(1)
With respect to option awards, the value realized on exercise is calculated as the difference between the market price of our common stock at exercise and the exercise price of the options. With respect to stock awards, the value realized on vesting is calculated by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

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Executive Compensation
NON-QUALIFIED DEFERRED COMPENSATION PLAN
Pursuant to the Company’s non-qualified deferred compensation plan (the “NQDC Plan”), eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers. The
NQDC Plan is subject to the requirements of Section 409A of the Code and established a Rabbi Trust with an independent trustee in order to fund benefits payable to the participants of the plan should a change in control occur.

Deferrals
Pursuant to the NQDC Plan, participants may elect to defer amounts on their eligible base salary (1% up to 50%) and their eligible performance-based bonus (1% up to 100%), but no other forms of compensation. Deferral elections are only available to participants that timely enroll during an annual enrollment window that occurs prior to the start of a given calendar year. We offer a discretionary company match on deferrals into the NQDC Plan using the same formula used for the discretionary company match into our 401(k) savings plan.

Earnings
The NQDC Plan’s investment options currently mirror those of our 401(k) savings plan. Participants can select a mix of investment options that best suits their goals, time horizon, and risk tolerance, and such allocations can be changed at any time.
Changes generally become effective on the first trading day following such change. The investment options available through the NQDC Plan include conservative, moderately conservative and aggressive funds.

In-Service Distributions
Participants in the NQDC Plan can make an election to receive all or a portion of the amount deferred in a given year (adjusted for any gains or losses) after three or more years following the year of deferral.
Participants can elect in-service distributions to be processed in the second month of any calendar quarter during the specified year.

Separation from Service Distributions
Participants can make an election to receive a lump-sum or annual installment payment over a period of two-to-five years following separation from the Company. In the event of separation, Section 409A rules state that for “key employees”, distributions will be delayed by a minimum of six months for any separation events. Key employees generally consist of named executive officers.
In the event of a change in control, participants will receive a lump-sum payment. Participants who become disabled are able to receive a lump-sum or annual payment over two-to-five years. Upon death, participants’ beneficiaries will receive a lump sum distribution. Participants may also request a distribution in the event of certain unforeseeable financial emergencies.
Earnings under the plan, including interest, are based on investment elections made by each participant. The investment options available under the NQDC Plan mirror those of our 401(k) savings plan. Elections may be made for payment as in-service distributions or a distribution upon termination. In the event of a change in control event, any amounts that have not already been distributed will be distributed in a lump sum within 90 days after the change in control event occurring.
In the event of the death of a participant, any amounts that have not already been distributed will be distributed in a lump sum to a named beneficiary within 90 days of the date of the participant’s death.
Pacira intends to contribute an amount equal to participant deferrals and any matching contributions

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to a “rabbi” trust to help it pay benefits under the NQDC Plan. However, even if such contributions are made, the NQDC Plan is considered unfunded for tax purposes.
The following table sets forth information for the NQDC Plan for each of our named executive officers during 2022:

Name	Aggregate Balance at December 31, 2021 ($)	Executive Contributions(1) ($)	Registrant Contributions(2) ($)	Aggregate Earnings(2)(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2022 ($)
David Stack	350,272	151,099	54,248	(46,591)	—	338,072
Charles A. Reinhart, III	142,486	54,625	16,008	(25,123)	—	187,996
Kristen Williams	—	—	—	—	—	—
Daryl Gaugler	—	—	—	—	—	—
Anthony Molloy	68,572	40,000	13,750	(13,068)	—	109,254

(1)
The amounts deferred by our named executive officers are included as part of the amounts reported in the “Salary” or “Bonus” columns of the Summary Compensation Table.

(2)
These amounts are not reported as compensation in the Summary Compensation Table because the NQDC Plan does not provide for above-market or preferential earnings.

(3)
Aggregate earnings are shown net of brokerage and/or other account fees.

EMPLOYMENT AGREEMENTS, SEVERANCE, AND CHANGE OF CONTROL ARRANGEMENTS

Employment Agreements
We have entered into employment agreements with each of our named executive officers. These agreements provide for “at will” employment, which means we or the executive can terminate their employment at any time, with or without cause.
If our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of his outstanding unvested options and any time-based RSUs that would have become vested during the 12-month period following the date of termination, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment during the agreement term for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 24 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of 100% of his then-current base salary, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to him, provided that he executes and delivers the release required to be

Pacira BioSciences, Inc. 2023 Proxy Statement | 79

Executive Compensation
provided as a condition to the acceleration of the vesting of such awards.
If any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of nine months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of such executive officer’s outstanding unvested options and any time-based RSUs that would have become vested during the nine-month period following the date of termination, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment during the agreement term for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of a certain percentage of such executive officer’s then-current base salary (40% for Mr. Reinhart, 35% for Messrs. Gaugler and Molloy, and 25% for Ms. Williams), payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and
•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to such executive officer, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

Our obligation to make the severance payments described above will be conditioned upon the executive officer’s continued compliance with the non-competition and confidentiality obligations set forth in their employment agreement and the executive officer’s execution of a general release of claims against us.
Under the employment agreements, “cause” generally means:
(i)
failure to substantially perform the duties owed to us after receiving written notice that sets forth in detail the specific respects in which our board believes that the duties have not been substantially performed, and failure to correct the failure within 30 days after receiving a demand for substantial performance and opportunity to cure;

(ii)
fraud, misconduct, dishonesty, gross negligence, or other acts either injurious to us or conducted with intentional disregard for our best interests;

(iii)
failure to follow reasonable and lawful instructions from our board and failure to cure such failure after receiving 20 days advance written notice;

(iv)
material breach of the terms of the employment agreement or our employee proprietary information and inventions assignment agreement or any other similar agreement that may be in effect from time to time; or

(v)
conviction of, or pleading guilty or nolo contendere to, any misdemeanor involving dishonesty or moral turpitude or related to our business, or any felony.

Under the employment agreements, “good reason” generally means, without the executive officer’s prior written consent:
(i)
any material reduction of the executive officer’s then effective base salary that is not in accordance with the executive officer’s employment agreement or related to a cross-executive team salary reduction;

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Executive Compensation
(ii)
any material breach by us of the executive officer’s employment agreement; or

(iii)
a material reduction in the executive officer’s responsibilities or duties, not including a mere reassignment following a “change of control” to a position that is substantially similar to the position held prior to the “change of control”; provided, however, that no such event or condition shall constitute “good reason” unless (x) the executive officer gives us a written notice of termination for “good reason” not more than 90 days after the initial existence of the condition, (y) the grounds for termination (if susceptible to correction) are not corrected by us within 30 days of our receipt of such notice and (z) the termination date occurs within one year following our receipt of such notice.

Under the employment agreements, a “change of control” means:
(i)
a merger or consolidation of either us or our subsidiary, Pacira Pharmaceuticals, Inc., a California corporation (“PPI-California”) into another entity in which the stockholders of us or PPI-California (as applicable) do not control 50% or more of the total voting power of the surviving entity (other than a reincorporation merger);

(ii)
the sale, transfer, or other disposition of all or substantially all of our assets in a liquidation or dissolution; or

(iii)
the sale or transfer of more than 50% of our outstanding voting stock. In the case of each of the foregoing clauses (i), (ii) and (iii), a “change of control” as a result of a financing transaction entered into by us or PPI-California shall not constitute a “change of control” for purposes of these employment agreements.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF
CONTROL
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2022.

I. INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON
Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
David Stack	910,108	14,902	929,535	1,854,545
Charles A. Reinhart, III	356,250	15,582	298,764	670,596
Kristen Williams	338,193	12,188	702,697	702,697
Daryl Gaugler	363,750	20,933	644,335	644,335
Anthony Molloy	300,000	21,410	602,799	602,799

(1)
Amounts are based on the fair market value of our common stock of  $38.61 per share, which was the closing price of our common stock on December 30, 2022, the last trading day of 2022, as reported on the Nasdaq Global Select Market.

II. INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH A CHANGE OF CONTROL
Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
David Stack	2,730,324	14,902	2,217,179	4,962,405
Charles A. Reinhart, III	665,000	15,582	766,408	1,446,990
Kristen Williams	563,656	12,188	909,265	1,485,109
Daryl Gaugler	654,750	20,933	826,254	1,501,937
Anthony Molloy	540,000	21,410	770,269	1,331,679

(1)
Amounts are based on the fair market value of our common stock of   $38.61 per share, which was the closing price of our common stock on December 30, 2022, the last trading day of 2022, as reported on the Nasdaq Global Select Market.

Pacira BioSciences, Inc. 2023 Proxy Statement | 81

Executive Compensation
Pay Versus Performance
The Compensation Committee oversees our compensation programs that are designed to attract, retain, motivate, and align the interests of our named executive officers with that of stockholders. We link executive pay with shareholder interests through a blend of short- and long-term measures. In 2022, incentive pay made up 88 percent of our CEO’s target compensation and, on average, 79 percent of our other named executive officers’ target compensation. The high utilization of incentive compensation results in higher total realized pay when leadership exceeds their performance targets. Conversely, failure to achieve approved targets results in lower realized pay including the possibility that some awards pay zero at the end of their performance period.
The compensation actually paid, as calculated under SEC rules (“CAP”), for the CEO and the average for non-CEO named executive officers and certain financial performance of the Company in each of the last three fiscal years is shown in the table below. The CAP does not reflect the actual amount of compensation earned or paid during the applicable year.

PAY VERSUS PERFORMANCE TABLE
The following table sets forth information regarding the Company’s CAP and certain other Company financial information for fiscal years 2022, 2021 and 2020.
Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO	Average Summary Compensation Total for Non- CEO NEO’s	Average Compensation Actually Paid to Non-CEO NEO’s	Value of Initial Fixed $100 Investment Based on:		Net Income ($ m’s)(3)	Adjusted EBITDA ($ m’s)(4)
					Total Shareholder Return(2)	Peer Group Total Shareholder Return(1)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$6,851,340	$887,122	$2,026,308	$910,108	$85	$90	$15.9	$212.7
2021	$6,942,484	$5,456,804	$2,057,810	$1,806,206	$133	$140	$42.0	$204.0
2020	$9,344,282	$13,553,554	$2,447,635	$3,526,611	$132	$126	$145.5	$112.6

(1)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used is the S&P Pharmaceuticals Select Index.

(2)
The comparison of total shareholder returns assumes that $100 was invested on December 31, 2019 in Pacira and the S&P Pharmaceuticals Select Index, and that any dividends were reinvested when and as paid.

(3)
Represents the amount of net income reflected in the Company’s audited financial statement for the applicable year. Included in net income in 2020 was a $126.6 million income tax benefit related to the release of a valuation allowance on deferred tax assets.

(4)
The company selected measure is adjusted EBITDA, calculated and defined as described in the section on page 67 titled “2022 Cash LTIP Targets and Earned Awards”.

The CEO and named executive officers included in the above compensation columns are as follows:
Year	CEO	Named Executive Officers Other Than the CEO
2022	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Anthony Molloy
2021	David Stack	Charles A. Reinhart, III; Max Reinhardt; Roy Winston; Jonathan Slonin
2020	David Stack	Charles A. Reinhart, III; Kristen Williams; Max Reinhardt; Donald Manning
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Executive Compensation
The following table reconciles the amounts reported in the Summary Compensation Table (“SCT”) (column (b) above) to the CAP (column (c) above) to our CEO, David Stack, in the years presented:
Item	2020	2021	2022
SCT Total	$9,344,282	$6,942,484	$6,851,340
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(7,753,334)	$(4,786,294)	$(5,307,430)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$9,920,391	$4,184,670	$3,140,460
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$1,933,127	$(449,125)	$(3,417,566)
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$109,088	$(434,931)	$(379,682)
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—	$—
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—	$—
Compensation Actually Paid	$13,553,554	$5,456,804	$887,122
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest, as applicable.
The following table reconciles the amounts reported in the SCT (column (d) above) to the average CAP (column (e) above) to our non-CEO named executive officers (as listed above) in the years presented:
Item	2020	2021	2022
SCT Total	$2,447,635	$2,057,810	$2,026,308
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(1,734,857)	$(1,120,926)	$(1,291,208)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$2,302,390	$1,029,489	$731,726
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$471,414	$(101,546)	$(533,189)
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$40,029	$(58,622)	$(23,529)
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—	$—
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—	$—
Compensation Actually Paid	$3,526,611	$1,806,206	$910,108
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest, as applicable.
Pacira BioSciences, Inc. 2023 Proxy Statement | 83

Executive Compensation
Tabular List of Financial and Non-Financial Performance Measures
Used to Link Compensation Actually Paid to Named Executive Officers
for the Year Ended December 31, 2022 to Company Performance
Most Important Financial Measures	Most Important Non-Financial Measures
Adjusted EBITDA	Clinical Development
Total Net Revenues	Pipeline Development Milestones
Adjusted Earnings Per Share	Commercial Manufacturing Goals
Pipeline Development Milestones
Pay versus Performance: Total Shareholder Return
The chart below compares the CAP to our CEO and the average CAP to our non-CEO named executive officers with the TSR of the Company and its selected peer group—the S&P Pharmaceuticals Select Index. As described on page 68, this index is the same one used in our cash LTIP plan.

CAP ($'s in Millions)
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Total Shareholder Return (Growth of $100 Investment)
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$13.6
$3.5
$5.5
$1.8
$0.9
$0.9
$100.00
$132.00
$133.00
$85.00
$114.00
$101.00
$90.00
Dec 31 2019
2020
Dec 31 2020
2021
Dec 31 2021
2022
Dec 31 2022
CEO CAP
Non-CEO Average CAP
Pacira TSR
Peer Group TSR

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Executive Compensation
Pay versus Performance: Net Income
The chart below compares the CAP to our CEO and the average CAP to our non-CEO named executive officers with the Company’s net income.

CAP ($'s in Millions)
Net Income ($'s in Millions)
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$200
$150
$100
$50
$-
$13.6
$145.5
$3.5
$5.5
$42.0
$1.8
$0.9
$15.9
$0.9
2020
2021
2022
CEO CAP
Non-CEO Average CAP
Net Income

Included in net income in 2020 was a $126.6 million income tax benefit related to the release of a valuation allowance on deferred tax assets.
Pay versus Performance: Adjusted EBITDA (Non-GAAP)
The chart below compares the CAP to our CEO and the average CAP to our non-CEO named executive officers with the Company’s adjusted EBITDA, which includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies.

CAP ($'s in Millions)
Adjusted EBITDA (Non-GAAP) ($'s in Millions)
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$250
$200
$150
$100
$50
$-
$13.6
$3.5
$112.6
$5.5
$1.8
$204.0
$0.9
$0.9
$212.7
2020
2021
2022
CEO CAP
Non-CEO Average CAP
Adjusted EBITDA

Pacira BioSciences, Inc. 2023 Proxy Statement | 85

Executive Compensation
CEO Pay Ratio
Pursuant to Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee.
For 2022, the annual total compensation for our chief executive officer, David Stack, was $6,851,340. The annual total compensation for our median employee (identified as disclosed below) was $193,629, resulting in a pay ratio of approximately 35:1.

Selection of Determination Date
As permitted under applicable SEC rules, we selected October 2, 2022 as the date on which we would identify the median employee from our employee population from 2021 and used the same median employee for 2022, because we do not believe that there were changes to our employee population or compensation arrangements during 2022 that would significantly change the pay ratio.

Determination of Employee Population	As of October 2, 2022, our employee population consisted of 708 employees working either full-time or part-time in the United States and England.
Identification of Median Employee
We identified the median employee as of October 2, 2022 by:
(i)
aggregating for each applicable employee:

(A)
annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly employees),

(B)
the target bonus for 2022,

(C)
the estimated grant-date fair value of any equity awards granted during 2022, and

(ii)
ranking this compensation measure for our employees from lowest to highest.

We compared the cash compensation, including wages, overtime, salary, and bonuses during our fiscal year 2022 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.
We annualized the compensation of each full-time or part-time employee who was hired in 2022 and included them in the employee population.
As part of this analysis, we converted the compensation paid to our employees in England from British Pounds to U.S. dollars using exchange rates in effect on October 2, 2022.
This calculation was performed for all of our employees, excluding Mr. Stack. After applying our methodology, we identified two median employees. As a result, we selected the individual whose compensation was closest to our consistently applied compensation measure described above.

Calculation of Annual Total Compensation
•
We determined the median employee’s 2022 annual total compensation to be $193,629, which is the amount that would have been reported for our median employee in the “Total” column of our 2022 Summary Compensation Table if they had been a Named Executive Officer for fiscal 2022.

•
We determined the CEO’s 2022 annual total compensation to be $6,851,340, which is the amount reported for Mr. Stack, who served as our CEO throughout 2022, in the “Total” column* of our 2022 Summary Compensation Table.

See the Summary Compensation Table “Total” column on page 74 of this proxy statement.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC regulations based on our internal records and the methodology described above. The SEC regulations for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates.

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Pacira BioSciences, Inc. 2023 Proxy Statement | 87

Stock Ownership Information
Principal Stockholders
The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the beneficial ownership of our common stock as of April 1, 2023 (except where otherwise noted), by:
•
each of our directors;

•
each of our named executive officers;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the vesting of RSUs, or the exercise of stock options that are immediately exercisable or exercisable, in each case, within 60 days of April 1, 2023. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Percentage ownership calculations for beneficial ownership are based on 45,970,340 outstanding shares of our common stock at the close of business on April 1, 2023. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of:
Pacira BioSciences, Inc.
5401 West Kennedy Boulevard Suite 890
Tampa, Florida 33609
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock issuable upon the vesting of RSUs, or subject to options held by that person that are currently exercisable or exercisable, in each case, within 60 days of April 1, 2023 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% STOCKHOLDERS
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	7,250,908	15.8%
The Vanguard Group(2) 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	4,925,195	10.7%
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Stock Ownership Information
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
DIRECTORS
David Stack(3)	1,131,073	2.5%
Laura Brege(4)	62,459	*
Christopher Christie(5)	66,232	*
Mark Froimson(6)	41,835	*
Paul Hastings(7)	52,491	*
Mark Kronenfeld(8)	78,209	*
Gary Pace(9)	183,002	*
Andreas Wicki(10)	451,324	*
NAMED EXECUTIVE OFFICERS
Charles A. Reinhart, III(11)	202,764	*
Kristen Williams(12)	82,809	*
Daryl Gaugler(13)	51,631	*
Anthony Molloy(14)	69,786	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (17 PERSONS)(15)	3,052,419	6.6%

*
Less than 1%

(1)
This information is derived exclusively from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2023, reporting on beneficial ownership as of December 31, 2022.

(2)
This information is derived exclusively from a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023, reporting on beneficial ownership as of December 31, 2022.

(3)
Includes (i) 97,273 shares of common stock held indirectly by Three Colleens Investment, LLC, (ii) 18,596 shares of common stock held indirectly by Stack Schroon Mohawk FLP, (iii) 315 shares of common stock held indirectly by LCK Investment LLC, and (iv) 908,149 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023. Mr. Stack is the general partner of Stack Schroon Mohawk FLP. Mr. Stack and his wife are the owners of each of Three Colleens Investment, LLC and LCK Investment LLC.

(4)
Includes 53,472 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(5)
Includes 63,906 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(6)
Includes 36,927 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(7)
Includes 46,472 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(8)
Includes 61,472 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(9)
Includes 46,472 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(10)
Consists of 451,324 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. (formerly HBM BioVentures AG) (“HBM”). The board of directors of HBM has sole voting and investment power with respect to the shares held by such entity and acts by majority vote. The board of directors of HBM is comprised of Jean-Marc LeSieur, Richard H. Coles, Sophia A. Harris, Dr. Andreas Wicki, Dr. Mark Kronenfeld, and Richard Paul Woodhouse, none of whom has individual voting or investment power with respect to such shares.

(11)
Includes 186,381 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(12)
Represents 82,809 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(13)
Includes 48,440 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(14)
Represents 69,786 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

(15)
Includes 2,114,406 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 1, 2023.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our common stock or other equity securities to file with the SEC certain reports of ownership and reports of changes in ownership of our securities. Executive officers, directors, and shareholders who hold more than 10% of our outstanding registered common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). Based solely on a review of this information and written representations from these persons that no other reports were required, we believe that, during the prior fiscal year all of our executive officers, directors, and 10% shareholders complied with the filing requirements of Section 16(a) of the Exchange Act, except for: (i) one late Form 4 for each of Anthony Molloy and Lauren Riker related to a grant of stock options and restricted stock units in January 2022, and (ii) one late Form 4 for Kristen Williams related to a stock option exercise pursuant to a Rule 10b5-1 trading plan in February 2022.

Pacira BioSciences, Inc. 2023 Proxy Statement | 89

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Information about the Annual Meeting and Voting
This proxy statement contains information about the 2023 Annual Meeting of Stockholders of Pacira BioSciences, Inc. (the “Annual Meeting”) to be held:
When	Where	Record Date
Tuesday, June 13, 2023 2:00 p.m. Eastern Time	Pacira Headquarters 5401 West Kennedy Boulevard Suite 890 Tampa, FL 33609	April 14, 2023
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board with respect to each of the matters set forth in the accompanying Notice.

Purpose of the Annual Meeting and Board Voting Recommendations
At the Annual Meeting, our stockholders will consider and vote on the following matters:
Proposal		Board Recommendations	For More Information, See Page
1	Election of three Class III director nominees for election to a three-year term, expiring in 2026	FOR each nominee	15
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	35
3	Advisory vote to approve executive compensation (“Say-on-Pay”)	FOR	44
4	Approval of our Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”)	FOR	45
	Transaction of any other business properly brought before the Annual Meeting
As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 4, noted above.

Who can attend the Annual Meeting?
Only stockholders of record at the close of business on the record date of April 14, 2023 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the close of business on April 14, 2023, there were 45,985,015 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Pacira BioSciences, Inc. 2023 Proxy Statement | 91

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the difference between being a “Stockholder of Record” and being a beneficial owner of shares held in “Street Name”?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us.

If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

How do I vote?
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card	In person
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person. However, since you are not a shareholder of record you may not vote your shares in person at the Annual Meeting without obtaining a legal proxy from your broker, bank, trustee, or other nominee or custodian.

DEADLINE	11:59 p.m. Eastern Time on June 12, 2023, if you are a registered holder			If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee
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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record and the Notice was sent to you directly by us, you can vote your shares over the Internet or telephone by following the instructions on the Notice or, if you requested printed copies of our proxy materials, by Internet or telephone following the instructions on the printed proxy card you received or by mail by marking, signing, dating and mailing the printed proxy card you received in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method by which you vote will not limit your right to vote in person at the Annual Meeting.
If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our board.
Telephone and Internet voting prior to the Annual Meeting for stockholders of record will be available up until 11:59 p.m. Eastern Time on June 12, 2023 and mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If you hold your shares through a broker, bank, trust or other nominee or custodian in “street name,” and the Notice was forwarded to you by your broker, bank, trustee or other nominee or custodian, you need to submit voting instructions to your broker, bank, trustee or other nominee or custodian in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Your vote is revocable by following the procedures outlined in this proxy statement. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you should contact your broker, bank, trustee or other nominee or custodian to obtain a legal proxy.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization

What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee or custodian holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee or custodian does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares on Proposals 1, 3 or 4, the broker may not exercise discretion to vote for or against those proposals because each of these proposals is considered “non-routine” under applicable rules. With respect to Proposal 2, the ratification of the appointment of KPMG as our independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Broker non-votes are not counted as votes in favor of or against any proposal.

What constitutes a quorum at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting in person, present by means of remote communication or by proxy. Abstentions and broker non-votes count as present for establishing a quorum, but will not be counted as votes cast. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Pacira BioSciences, Inc. 2023 Proxy Statement | 93

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What votes are required to elect directors and to approve the other proposals in this proxy statement?
Proposal		Vote Requirement	Effect of Abstentions and Broker Non-Votes
1	Election of Directors
To be elected, director nominees must receive a plurality of the votes cast (the two nominees receiving the highest number of  “FOR” votes cast will be elected). “WITHHOLD” votes. Cumulative voting is not permitted. See “Corporate Governance—Majority Vote Director Resignation Policy” regarding director nominees who receive a greater number of votes “WITHHELD” than votes “FOR” their election.
No effect
2	Ratification of Appointment of Auditor	The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the Annual Meeting (“FOR” or “AGAINST”) is required.	No effect
3	Say-on-Pay	The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the Annual Meeting (“FOR” or “AGAINST”) is required.	No effect
4	Approval of the A&R 2011 Plan	The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the Annual Meeting (“FOR” or “AGAINST”) is required.	No effect

What can I do if I change my mind after I vote?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting by:
•
submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How do I vote?” section above;

•
by voting in person at the Annual Meeting; or

•
by filing a written revocation with our Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote in person at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares, as described in the “How do I vote?” section above.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting will not automatically revoke your proxy.

How will the votes be counted?
A representative of Broadridge Financial Solutions, Inc. will serve as our inspector of election and will tabulate and certify the votes.

Who pays for the cost to solicit proxies for the Annual Meeting?
We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We also have retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for an estimated fee of $12,500, plus reimbursement of reasonable expenses. D.F. King may solicit proxies by personal interview, mail, telephone, facsimile, email or other means.

How can I find the results of the voting after the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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Pacira BioSciences, Inc. 2023 Proxy Statement | 95

Additional Information
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice or set of proxy materials, copy of our documents, including the annual report to stockholders, and proxy statement, may have been sent to multiple stockholders in your household, unless you have provided contrary instructions. We will promptly deliver a separate copy of either document to you upon written or oral request to:
Pacira BioSciences, Inc. Attention: Secretary 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609
(813) 553-6680
If you want to receive separate copies of the Notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank, trustee or other nominee or custodian record holder, or you may contact us at the above address and phone number.

Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal so that it is received by us no later than December 22, 2023, unless the date of our 2024 annual meeting of stockholders is more than 30 days before or after June 13, 2024, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to:
Pacira BioSciences, Inc. Attention: Secretary 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609
For stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form for matters to be brought before an annual stockholders meeting be received by our Secretary not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of stockholder proposals for the 2024 annual meeting of stockholders must be received by us between February 14, 2024 and March 15, 2024.
If the date of our 2024 annual meeting of stockholders is advanced more than 20 days before, or delayed more than 60 days beyond June 13, 2024, proper notice of stockholder proposals must be received as provided for in our Bylaws.
In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of share representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

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Additional Information
Other Matters
Our board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors, Chief Administrative Officer and Secretary Tampa, Florida April 21, 2023

Availability of Form 10-K
The Company’s 2022 Annual Report on Form 10-K is available on our corporate website at investor.pacira.com or on the SEC’s website at sec.gov. If you would like a paper copy of our 2022 Annual Report on Form 10-K (excluding certain exhibits), please contact us by writing to: Corporate Secretary, Pacira BioSciences, Inc., 5401 West Kennedy Boulevard, Suite 890, Tampa, Florida 33609.

Voluntary Electronic Delivery of Proxy Materials

HELP US REDUCE OUR ENVIRONMENTAL IMPACT	HOW TO ENROLL

We encourage our stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our sustainability efforts.
The benefits include:
•
you receive immediate and convenient access to the materials

•
you can help reduce our impact on the environment

•
you can help reduce our printing and mailing costs

Stockholders of Record
	INTERNET	www.proxyvote.com
	MOBILE DEVICE	Scan the QR code
	TELEPHONE	1-800-579-1639
	EMAIL	Send a blank email with your control number in the subject line to:
sendmaterial@proxyvote.com
Beneficial Owners
	CONTACT	Contact your bank, broker or other nominee

Pacira BioSciences, Inc. 2023 Proxy Statement | 97

Pacira BioSciences, Inc. 2023 Proxy Statement | A-1

Appendix A
Pacira BioSciences, Inc. Amended and Restated
2011 Stock Incentive Plan
(As approved by stockholders on            )
1.
PURPOSE

The purpose of this Amended and Restated 2011 Stock Incentive Plan (the “Plan”) of Pacira BioSciences, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.
Except where the context otherwise requires, the term “Company” shall include any of the Company’s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) at the time of grant and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.
ELIGIBILITY

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan.
Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.
ADMINISTRATION AND DELEGATION

(a)
Administration by Board of Directors

The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)
Appointment of Committees

To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board”
shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

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Appendix A

(c)
Delegation to Officers

To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined)
and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

4.
STOCK AVAILABLE FOR AWARDS

(a)
Number of Shares; Share Counting

(1)
AUTHORIZED NUMBER OF SHARES

Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(A)
17,642,347 shares of Common Stock; plus

(B)
such number of shares of Common Stock (up to 2,112,190 shares) as is equal to the number of shares of Common Stock subject to awards granted under the Company’s Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the “Existing Plan”) which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

Shares issued under the Plan (i) shall in no event exceed an aggregate of 19,754,537 shares of Common Stock as set forth in Section 4(a)(1)(A) and Section 4(a)(1)(B) above and (ii) may consist in whole or in part of authorized but unissued shares or treasury shares.
(2)
SHARE COUNTING

For purposes of counting the number of shares available for the grant of Awards under the Plan:
(A)
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that

(i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B)
if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

Pacira BioSciences, Inc. 2023 Proxy Statement | A-3

Appendix A
(C)
shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

(b)
Per-Participant Limit

Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 650,860 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award.

(c)
Substitute Awards

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

(d)
Limit on Awards to Directors

Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of the Board who is not an employee of the Company, including any Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $1,000,000.

5.
STOCK OPTIONS

(a)
General

The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)
Incentive Stock Options

An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Pacira BioSciences, Inc., any of Pacira BioSciences, Inc.’s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code at the time of grant, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

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Appendix A

(c)
Exercise Price

The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the
Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d)
Duration of Options

Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)
Exercise of Options

Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)
Payment Upon Exercise

Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;

(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)
to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)
to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of  “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)
by any combination of the above permitted forms of payment.

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Appendix A

(g)
Repricing

Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9):
(1)
amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option,

(2)
cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c))

covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option,
(3)
cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or

(4)
take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

6.
STOCK APPRECIATION RIGHTS

(a)
General

The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof  (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b)
Measurement Price

The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)
Duration of SARs

Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)
Exercise of SARs

SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)
Repricing

Unless such action is approved by the Company’s stockholders, the Board may not (except as permitted under Section 9):
(1)
amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR,

(2)
cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower

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Appendix A
than the then-current exercise price per share of the cancelled stock appreciation right, cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or
(3)
take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

7.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

(a)
General

The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)
Terms and Conditions for All Restricted Stock Awards

The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)
Additional Provisions Relating to Restricted Stock

(1)
DIVIDENDS

Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2)
STOCK CERTIFICATES

The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

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Appendix A

(d)
Additional Provisions Relating to Restricted Stock Units

(1)
SETTLEMENT

Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the
Code.
(2)
VOTING RIGHTS

A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.
OTHER STOCK-BASED AWARDS

(a)
General

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)
Terms and Conditions

Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
9.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

(a)
Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

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Appendix A

(b)
Reorganization Events

(1)
DEFINITION

A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)
CONSEQUENCES OF A REORGANIZATION EVENT ON AWARDS OTHER THAN RESTRICTED STOCK

(A)
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event)

multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(B)
Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C)
For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event,

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Appendix A
such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3)
CONSEQUENCES OF A REORGANIZATION EVENT ON RESTRICTED STOCK

Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.
GENERAL PROVISIONS APPLICABLE TO AWARDS

(a)
Transferability of Awards

Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option and Awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except with respect to Awards that are subject to Section 409A of the Code, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)
Documentation

Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each
Award may contain terms and conditions in addition to those set forth in the Plan.

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Appendix A

(c)
Board Discretion

Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other
Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)
Termination of Status

The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence (including for active duty military) or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)
Withholding

The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)
Amendment of Award

Except as set forth in Sections 5(g) and 6(e) with respect to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory
Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)
Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

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Appendix A

(h)
Minimum Vesting Requirements

Awards will be subject to a minimum vesting period of at least one year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply to Awards of up to an aggregate of 987,726 shares of Common Stock. Notwithstanding the foregoing, and subject to Section 11(f), the Board may permit acceleration of vesting of Awards in the event of the Participant’s death, disability or retirement or a Reorganization Event.

(i)
Dividend Equivalents

An Award agreement may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash, shares of Common Stock or other property, as determined in the discretion of the Board. Dividend Equivalents may have such other terms and conditions as the Board shall determine; provided, however, that no such Dividend Equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any Option or SAR; and, provided further, that, if dividends are declared during the period that an Award is outstanding, such Dividend Equivalents shall be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable Award and shall be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.

11.
MISCELLANEOUS

(a)
No Right to Employment or Other Status

No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)
No Rights as Stockholder

Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common
Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)
Effective Date and Term of Plan

The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)
Amendment of Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m); and (ii) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification

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Appendix A
or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(e)
Authorization of Sub-Plans (including for Grants to Non-U.S. Employees)

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the
Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)
Compliance with Section 409A of the Code

Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g)
Limitations on Liability

Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The
Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

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Appendix A

(h)
Use of Proceeds from Stock

Proceeds received by the Company from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(i)
Governing Law

The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Christopher Christie 02) Gary Pace 03) David Stack

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000607276_1 R1.0.0.6

PACIRA BIOSCIENCES, INC.5401 WEST KENNEDY BOULEVARD, SUITE 890TAMPA, FLORIDA 33609SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the cut-off date ormeeting date. Have your proxy card in hand when you access the web site andfollow the instructions to obtain your records and to create an electronic votinginstruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01) Christopher Christie 02) Gary Pace 03) David StackFor Withhold For AllAll All ExceptTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for thefiscal year ending December 31, 2023.3. Approval, on an advisory basis, of the compensation of our named executive officers.4. Approval of our Amended and Restated 2011 Stock Incentive Plan.NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein bythe undersigned stockholder(s). If any other matters properly come before the meeting, the person named in thisproxy will vote in their discretion.0000607276_1 R1.0.0.6Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comPACIRA BIOSCIENCES, INC.2023 Annual Meeting of StockholdersJune 13, 2023 2:00 PM Eastern TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) David Stack and Charles A. Reinhart, III, or either of them, as proxies, each with thepower to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side ofthis ballot, all of the shares of common stock of PACIRA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote atthe 2023 Annual Meeting of Stockholders to be held at 2:00 PM, Eastern Time, on June 13, 2023, at the Company'sheadquarters located at 5401 West Kennedy Boulevard, Suite 890, Tampa, FL 33609, and any adjournment or postponementthereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side0000607276_2 R1.0.0.6